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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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TESARO, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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TESARO, Inc.
1000 Winter Street, Suite 3300
Waltham, Massachusetts 02451

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

        The 2016 Annual Meeting of Stockholders will be held on May 11, 2016, at 8:30 a.m. local time, at The Conference Center at Waltham Woods, 860 Winter Street, Waltham, MA 02451 for the following purposes:

  1.
  to elect ten members of the board of directors from the nominees named in the accompanying proxy statement;

  2.
  to approve, by non-binding vote, the Company's executive compensation;

  3.
  to recommend, by non-binding vote, the frequency of future non-binding votes on executive compensation;

  4.
  to ratify the appointment of Ernst & Young, LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2016;

  5.
  to approve an amendment to the 2015 Non-Employee Director Stock Incentive Plan (i) to limit the number of shares of the Company's common stock subject to awards granted in a calendar year to any non-employee director to 50,000 shares, and (ii) to affirm the 500,000 shares reserved for issuance under the plan; and

  6.
  to consider any other matters that properly come before the Annual Meeting or any adjournment or postponement thereof.

        Each outstanding share of TESARO, Inc. common stock (NASDAQ: TSRO) entitles the holder of record at the close of business on March 14, 2016, to receive notice of and to vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting.

        WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, WE URGE YOU TO VOTE YOUR SHARES BY INTERNET, TELEPHONE, OR BY SIGNING, DATING AND RETURNING THE PROXY CARD. IF YOU CHOOSE TO ATTEND THE ANNUAL MEETING, YOU MAY STILL VOTE YOUR SHARES IN PERSON, EVEN THOUGH YOU HAVE PREVIOUSLY VOTED OR RETURNED YOUR PROXY BY ANY OF THE METHODS DESCRIBED IN OUR PROXY STATEMENT. IF YOUR SHARES ARE HELD IN A BANK OR BROKERAGE ACCOUNT, PLEASE REFER TO THE MATERIALS PROVIDED BY YOUR BANK OR BROKER FOR VOTING INSTRUCTIONS.

        ALL STOCKHOLDERS ARE EXTENDED A CORDIAL INVITATION TO ATTEND THE MEETING.

By Order of the Board of Directors

Leon O. Moulder, Jr. Chief Executive Officer April 8, 2016

TESARO, Inc.
1000 Winter Street, Suite 3300
Waltham, Massachusetts 02451
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
To Be Held On Wednesday, May 11, 2016

        This Proxy Statement (the "Proxy Statement") and the accompanying proxy are furnished to the stockholders of TESARO, Inc. (hereinafter, "we," "us," "TESARO" and the "Company") in connection with the solicitation of proxies by the board of directors, to be voted at the Annual Meeting of Stockholders (the "Annual Meeting") and at any adjournment or postponement of the Annual Meeting, which will be held at 8:30 a.m. local time on Wednesday, May 11, 2016, at The Conference Center at Waltham Woods, 860 Winter Street, Waltham, MA 02451, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The board of directors mailed this Proxy Statement and accompanying materials to each of the Company's stockholders entitled to vote at the Annual Meeting on or about April 8, 2016.

Important Notice Regarding the Internet Availability of Proxy Materials for the Stockholder Meeting to Be Held on Wednesday, May 11, 2016.

        Our Annual Report to Stockholders and this Proxy Statement are also available electronically on the Internet at http://proxyvote.com/881569.

ABOUT THE ANNUAL MEETING

Purpose of the Annual Meeting

        The purpose of the Annual Meeting is for our stockholders to consider and act upon the proposals described in this Proxy Statement and any other matters that properly come before the Annual Meeting or any adjournment or postponement thereof. In addition, management will report on TESARO's performance and respond to questions from stockholders. Management is presently aware of no other business to come before the Annual Meeting.

Proposals to be Voted Upon at the Annual Meeting

        At the Annual Meeting, our stockholders will be asked to consider and vote upon the following five proposals:

  •
  Proposal No. 1: To elect ten directors to the board of directors, each of whom will hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

  •
  Proposal No. 2: To approve, by non-binding vote, the Company's executive compensation.

  •
  Proposal No. 3: To recommend, by non-binding vote, the frequency of future non-binding votes on executive compensation.

  •
  Proposal No. 4: To ratify the appointment of Ernst & Young, LLP ("Ernst & Young") as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016.

  •
  Proposal No. 5: To approve an amendment to the 2015 Non-Employee Director Stock Incentive Plan (i) to limit the number of shares of the Company's common stock subject to awards granted in a calendar year to any non-employee director to 50,000 shares, and (ii) to affirm the 500,000 shares reserved for issuance under the plan.

        In addition, any other matters that properly come before the Annual Meeting or any adjournment or postponement thereof will be considered. Management is presently aware of no other business to come before the Annual Meeting.

Recommendation of the Board of Directors

        The board of directors recommends that you vote FOR each of the nominees to the board (Proposal 1), FOR approval, on a non-binding basis, of the Company's executive compensation (Proposal 2), to recommend, on a non-binding basis, that future executive compensation votes be held "every one year" (Proposal 3), FOR the ratification of the appointment of Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2016 (Proposal 4) and FOR the approval of an amendment to our 2015 Non-Employee Director Stock Incentive Plan (Proposal 5).

Voting at the Annual Meeting

        Stockholders will be entitled to vote at the Annual Meeting on the basis of each share held of record at the close of business on March 14, 2016 (the "Record Date").

        If on the Record Date you hold shares of our common stock that are registered directly in your name with our transfer agent, Computershare Trust Company, N.A. ("Computershare"), you are considered the stockholder of record with respect to those shares, and Computershare is sending these proxy materials directly to you on our behalf. As a stockholder of record, you may vote in person at the Annual Meeting or by proxy. Whether or not you plan to attend the Annual Meeting in person, you may vote by signing and submitting your proxy card or by submitting your vote by telephone or the Internet. Whether or not you plan to attend the Annual Meeting, we urge you to vote by way of the Internet, by telephone, or by filling out and returning the proxy card. If you submit a proxy but do not give voting instructions as to how your shares should be voted on a particular proposal at the Annual Meeting, your shares will be voted in accordance with the recommendations of our board of directors stated in this Proxy Statement. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by (1) delivering a written notice of revocation addressed to TESARO, Inc., Attn: Corporate Secretary, 1000 Winter Street, Suite 3300, Waltham, Massachusetts 02451, (2) a duly executed proxy bearing a later date, (3) voting again by the Internet or by telephone or (4) attending the Annual Meeting and voting in person. Your last vote or proxy will be the vote or proxy that is counted. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

        If on the Record Date you hold shares of our common stock in an account with a brokerage firm, bank, or other nominee, you are a beneficial owner of those shares and hold such shares in street name. These proxy materials have been forwarded to you by the nominee holding your shares. As a beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote the shares held in their account, and the nominee has enclosed or provided voting instructions for you to use in directing it how to vote your shares. The nominee that holds your shares, however, is considered the stockholder of record for purposes of the Annual Meeting. Because you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you bring a letter from your nominee confirming your beneficial ownership of the shares to the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to vote by following your nominee's voting instructions to ensure that your vote is counted.

        If you are a beneficial owner and do not vote, and your broker, bank or other nominee does not have discretionary power to vote your shares, your shares may constitute "broker non-votes." Shares that constitute broker non-votes will be counted for the purpose of establishing a quorum at the Annual Meeting. Voting results will be tabulated and certified by the inspector of elections appointed for the Annual Meeting. If you receive more than one Proxy Statement, it is because your shares are registered in more than one name or are registered in different accounts. Please follow the instructions provided with each Proxy Statement received to ensure that all of your shares are voted.

        A list of stockholders of record as of the Record Date will be available for inspection during ordinary business hours at our offices located at 1000 Winter Street, Suite 3300, Waltham, Massachusetts 02451, from April 27, 2016 to the date of our Annual Meeting. The list will also be available for inspection at the Annual Meeting.

Quorum Requirement for the Annual Meeting

        The presence at the Annual Meeting, whether in person or by valid proxy, of the persons holding a majority of shares of common stock outstanding on the Record Date will constitute a quorum, permitting us to conduct our business at the Annual Meeting. On the Record Date, there were 40,306,327 shares of common stock outstanding and entitled to vote, held by 30 stockholders of record. Abstentions (i.e., if you or your broker mark "ABSTAIN" on a proxy) and "broker non-votes" will be considered to be shares present at the meeting for purposes of a quorum. Broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal and generally occur because the broker (1) does not receive voting instructions from the beneficial owner and (2) lacks discretionary authority to vote the shares. Brokers and other nominees have discretionary authority to vote on ratification of our independent registered public accounting firm for clients who have not provided voting instructions. However, without voting instructions from their clients, they cannot vote on "non-routine" proposals, such as the election of directors.

Required Votes

        Election of directors.    Each director will be elected by the vote of the plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Abstentions and broker non-votes are not taken into account in determining the outcome of the election of directors.

        Approval of executive compensation.    The affirmative vote from stockholders present in person or represented by proxy at the annual meeting representing a majority of the votes cast on the proposal is required to approve the Company's executive compensation. Abstentions and broker non-votes are not taken into account in determining the outcome of this vote. As noted above, the proposal to approve the Company's executive compensation is non-binding.

        Frequency of future non-binding votes on executive compensation.    Because stockholders have several voting choices with respect to the proposal on the frequency of future non-binding votes on executive compensation, it is possible that no single choice will receive a majority vote. In light of the foregoing, the board of directors will consider the outcome of the vote when determining the frequency of future non-binding votes on executive compensation. While the board is making a recommendation with respect to Proposal Three, stockholders are being asked to vote on the choices specified on the proxy card, and not whether they agree or disagree with the board's recommendation. Abstentions and broker non-votes are not taken into account in determining the outcome of this vote. As noted above, the proposal to recommend the frequency of future non-binding votes on executive compensation is non-binding.

        Ratification of our independent registered public accounting firm.    Approval of the proposal to ratify the audit committee's appointment of Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2016 requires the affirmative vote of the holders of at least a majority of the shares of common stock present in person or represented by proxy at the

Annual Meeting and entitled to vote. Broker non-votes are not taken into account in determining the outcome of this proposal, and abstentions will have the effect of a vote against this proposal.

        Approval of an amendment to our 2015 Non-Employee Director Stock Incentive Plan.    To be approved, this proposal must receive an affirmative vote from stockholders present in person or represented by proxy at the annual meeting representing a majority of the votes cast on the proposal. Abstentions and broker non-votes are not taken into account in determining the outcome of this vote.

Solicitation of Proxies

        We will bear the cost of solicitation of proxies. This includes the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of our outstanding common stock. We may solicit proxies by mail, personal interview, telephone or via the Internet through our officers, directors and other management employees, who will receive no additional compensation for their services.

CORPORATE GOVERNANCE STANDARDS AND DIRECTOR INDEPENDENCE

        The board of directors has adopted Corporate Governance Guidelines (the "Guidelines"), a Code of Business Conduct and Ethics (the "Code of Ethics"), and a Policy for Related Person Transactions as part of our corporate governance practices and in accordance with rules of the Securities and Exchange Commission (the "SEC") and the listing standards of The NASDAQ Stock Market ("NASDAQ").

Corporate Governance Matters

        The Guidelines set forth a framework to assist the board of directors in the exercise of its responsibilities. The Guidelines cover, among other things, the duties and responsibilities of the directors; the composition, responsibilities and operation of the board of directors; the establishment and operation of board committees; succession planning for our Chief Executive Officer; convening executive sessions of independent directors; the board's interaction with management and third parties; and the evaluation of the performance of the board and the Chief Executive Officer.

        The Code of Ethics is designed to promote the highest standards of ethical conduct by our directors, executive officers and employees. The Code of Ethics requires that our directors, executive officers and employees avoid conflicts of interest, comply with applicable laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in our best interest. Under the terms of the Code of Ethics, directors, executive officers and employees are required to report any existing or potential violation of the Code of Ethics of which they become aware. We intend to disclose future amendments to the Code of Ethics, or any waivers of its requirements, on our website or in filings under the Securities Exchange Act of 1934 (the "Exchange Act"), to the extent required by the applicable rules and exchange requirements.

        The Guidelines and Code of Ethics are each available in the Investors—Corporate Governance section of our corporate website, which is located at www.tesarobio.com. The Guidelines and Code of Ethics are reviewed periodically by our governance and nominating committee, which recommends changes to our board of directors for approval as appropriate.

Certain Relationships and Related Person Transactions

  Policies and Procedures for Related Person Transactions

        Under our Policy for Related Person Transactions, all related person transactions are reviewed and approved by our governance and nominating committee (or any other committee of the board of directors consisting of independent directors) or our full board of directors. This review covers any material transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, the amount involved exceeds $120,000, and a related person had or will have a direct or indirect material interest, including, but not limited to, purchases of goods or services by or from a related person or entities in which the related person has a material interest, and indebtedness, guarantees of indebtedness and employment by us of a related person. A "related person," as determined since the beginning of our last fiscal year, is any executive officer, director or nominee to become director, a holder of more than 5% of our common stock, including any immediate family members of such persons, or any entity which is owned or controlled by such a person.

  Related Person Transactions

        The following is a description of transactions since January 1, 2015 to which we have been a party, in which the amount involved exceeded or will exceed $120,000, and in which any of our executive officers, directors or holders of more than 5% of any class of our voting securities, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest, other than compensation, termination and change in control arrangements, which are described below under "Non-Employee Director Compensation," "Director Compensation" and "Compensation of Executive Officers."

        In March 2016, pursuant to an agreement entered into in February 2016, we issued common stock to certain accredited investors, including funds associated with three of our directors. The stock was issued at a price per share of $35.19, which was equal to the volume-weighted average trading price of our common stock over a ten trading day period prior to entering into the agreement, for an aggregate purchase price of $155.0 million. Entities associated with New Enterprise Associates purchased $50.0 million of shares in this transaction. Entities associated with New Enterprise Associates beneficially own more than 5% of our common stock, and one of our directors, David M. Mott, is a general partner of New Enterprise Associates. Entities associated with Kleiner Perkins Caufield & Byers purchased $50.0 million of shares. Entities associated with Kleiner Perkins Caufield & Byers beneficially own more than 5% of our common stock as a result of this purchase. One of our directors, Beth Seidenberg, M.D., is a general partner of Kleiner Perkins Caufield & Byers. InterWest Partners X, LP purchased $5.0 million of shares. One of our directors, Arnold L. Oronsky, Ph.D., is a general partner of InterWest Management Partners X, LLC, the general partner of InterWest Partners X, LP. The foregoing transaction was reviewed and recommended for approval by a special independent committee of the Board comprised only of directors without any direct interest in the transaction.

        In connection with this transaction, we also amended our Second Amendment and Restated Investors' Rights Agreement to provide these funds with registration rights for the shares acquired that are the same as the registration rights already provided under the agreement, as well as to extend the term of those registration rights until March 18, 2019.

Board Independence and Leadership Structure

        Our board of directors believes, and NASDAQ Marketplace Rules require, that a majority of its members should be independent directors. In addition, the respective charters of the audit, compensation and governance and nominating committees currently require that each member of such committee be an independent director. Consistent with NASDAQ's independence criteria, the board of directors has affirmatively determined that each of our directors and nominees for director other than Leon O. Moulder, Jr., who is our Chief Executive Officer, and Mary Lynne Hedley, Ph.D., who is our President and Chief Operating Officer, is independent of TESARO and our management. NASDAQ's independence criteria includes a series of objective tests, including that the director is not an employee of TESARO and has not engaged in various types of business dealings with us. In addition, as further required by NASDAQ rules, the board of directors has subjectively determined as to each independent director and nominee for director that no relationship exists that, in the opinion of the board of directors, would interfere with each such person's exercising independent judgment in carrying out his or her responsibilities as a director. In making these determinations on the independence of our directors and nominees for director, the board of directors considered the relationships that each such director or nominee has with the Company and our management and all other facts and circumstances the board deemed relevant in determining independence, including the beneficial ownership of our capital stock by each such person.

        In accordance with our Guidelines, the independent members of our board of directors will meet in "executive session" at least quarterly. If the chairperson of the board is not an independent director, our Guidelines provide that the Lead Director, as selected by the independent directors, will preside over and develop the agenda for these sessions. The purpose of the executive sessions is to promote open and candid discussion among non-employee directors.

        Our Guidelines require the board of directors to elect its Chairperson based on the board's view of what is best for the Company at the time of the election. Although neither the Company's bylaws nor the Guidelines require separating the positions of Chairperson of the board of directors and Chief Executive Officer, the board believes that having separate positions is the appropriate current leadership structure for the Company, and the positions of the Chairperson of the board of directors and Chief Executive Officer are currently separated. Separating these positions allows our Chief Executive Officer to focus on our day-to-day business, while allowing the Chairperson of the board of directors to lead the board in its fundamental role of providing advice to, and independent oversight of, management. The board of directors recognizes the time, effort and energy that the Chief Executive Officer must devote to his position in the current business environment, as well as the commitment required to serve as our Chairperson. The board believes that this structure ensures an appropriate role for the independent directors in the oversight of the Company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of our board of directors. The board recognizes that other leadership models, such as combining the role of Chairperson of the board with the role of Chief Executive Officer, could also be appropriate. The board may periodically review its leadership structure.

Board's Role in Risk Oversight

        The board of directors believes that risk management is an important part of establishing, updating and executing on the Company's business strategy. The board, both as a whole and at the committee level, has oversight responsibility relating to risks that could affect the corporate strategy, business objectives, compliance, operations, financial condition, and performance of the Company. The board focuses its oversight on the most significant risks facing the Company and on its processes to identify, prioritize, assess, manage and mitigate those risks. The board and its committees receive regular reports from members of the Company's senior management on areas of material risk to the Company, including strategic, operational, financial, legal and regulatory risks. While the board has an oversight role, management has direct responsibility for managing and assessing risks and implementing processes and controls to mitigate their effects on the Company.

        The board of directors carries out its oversight responsibilities in part through its committees. The audit committee, as part of its responsibilities, oversees the management of financial risks, including but not limited to accounting matters, liquidity and credit risks, corporate tax positions, insurance coverage, and cash investment strategy and results. The audit committee also oversees the management of risks relating to the performance of the Company's independent registered public accounting firm, as well as our systems of internal control over financial reporting and disclosure controls and procedures. The compensation committee is responsible for overseeing the management of risks relating to our executive compensation and overall compensation and benefit strategies, plans, arrangements, practices and policies, and compensation of the board of directors. The governance and nominating committee oversees the management of risks associated with overall compliance and corporate governance practices, and the independence and composition of the board. These committees provide regular reports to the full board.

Meetings of the Board of Directors and its Committees

        Information concerning the board of directors and its three standing committees is set forth below. Each board committee currently consists only of directors who are not employees of TESARO.

        The board of directors and its committees meet regularly throughout the year, and also hold special meetings from time to time. The board held a total of five meetings during the fiscal year ended December 31, 2015. During this time, each of our directors attended at least 75% of the aggregate number of meetings held by the board and all committees of the board on which such director served (during the period that such director served). The board has adopted a policy that encourages, but does not require, attendance by our board members at our annual meetings of stockholders. All members of the board attended the 2015 annual meeting of stockholders.

        The board of directors has three standing committees: the audit committee; the compensation committee; and the governance and nominating committee. The charters for these committees can be accessed electronically on the Investors—Corporate Governance section of our corporate website at www.tesarobio.com.

        The Guidelines require the board of directors to conduct, and the governance and nominating committee to oversee, an annual evaluation of the board's operations and performance in order to enhance its effectiveness. Pursuant to the Guidelines, following this evaluation, the governance and nominating committee is required to make recommendations to the full board for its consideration.

BOARD COMMITTEES AND THEIR FUNCTIONS

        The following table presents the current composition of the standing committees of the board of directors.

Name	Audit Committee		Compensation Committee		Governance and Nominating Committee
Leon O. Moulder, Jr.
Mary Lynne Hedley, Ph.D.
David M. Mott(2)			X	(1)	X
Lawrence M. Alleva	X	(1)
James O. Armitage, M.D.			X
Earl M. (Duke) Collier, Jr.			X		X	(1)
Garry A. Nicholson	X
Arnold L. Oronsky, Ph.D.	X				X
Kavita Patel, M.D.
Beth Seidenberg, M.D.	X

(1)
Chairperson of the committee.

(2)
Chairperson of the board.

Audit Committee

        The board of directors has established a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Exchange Act, which committee met five times during 2015. The audit committee is responsible for assisting the board in its oversight of the integrity of our financial statements, the qualifications and independence of our independent auditors, and our internal financial and accounting controls. The audit committee has direct responsibility for the appointment, compensation, retention (including termination) and oversight of our independent auditors, and our independent auditors report directly to the audit committee. The audit committee also prepares the audit committee report that the SEC rules require to be included in this proxy statement.

        The members of the audit committee are Mr. Alleva, Mr. Nicholson, Dr. Oronsky and Dr. Seidenberg. Under NASDAQ's applicable corporate governance standards and Rule 10A-3 under the Exchange Act, the audit committee must be comprised solely of independent directors. Mr. Alleva, Mr. Nicholson, Dr. Oronsky and Dr. Seidenberg each qualifies as an independent director under NASDAQ's corporate governance standards and the independence requirements of Rule 10A-3 of the Exchange Act. The board has determined that Mr. Alleva and Mr. Nicholson each qualifies as an "audit committee financial expert" as such term is currently defined in Item 407(d)(5) of Regulation S-K. Each member of the audit committee is able to read and understand fundamental financial statements, including our balance sheet, statement of operations and statement of cash flows.

Compensation Committee

        The compensation committee approves the compensation objectives for the Company, provides a recommendation on the compensation of the Chief Executive Officer, which is subject to approval by the full board of directors, and establishes the compensation for other executives. The compensation committee reviews all compensation components including base salary, bonus, benefits and other perquisites. The compensation committee may delegate any of its responsibilities to one or more subcommittees as the committee deems appropriate. See "Compensation Discussion & Analysis—Compensation Setting Process" below for more information regarding the roles of the compensation committee, the board, and compensation consultants in determining or recommending the amount or form of executive compensation. The compensation committee met four times during 2015.

        The members of the compensation committee are Mr. Mott, Dr. Armitage and Mr. Collier. Each member of the compensation committee is a non-employee director within the meaning of Rule 16b-3 of the rules promulgated under the Exchange Act, each is an outside director, as defined by Section 162(m) of the Code, and each is an independent director, as defined by NASDAQ.

Governance and Nominating Committee

        The governance and nominating committee is responsible for making recommendations to the board of directors regarding candidates for directorships and the size and composition of the board of directors. In addition, the governance and nominating committee is responsible for overseeing our corporate governance guidelines and reporting and making recommendations to the board concerning corporate governance matters. The committee met three times during 2015. See "Director Nominations and Communication with Directors" below for information about the governance and nominating committee's policy regarding nominations of directors by stockholders.

        The members of the governance and nominating committee are Mr. Mott, Mr. Collier and Dr. Oronsky. Each member of the governance and nominating committee is a non-employee director within the meaning of Rule 16b-3 of the rules promulgated under the Exchange Act and each is an independent director, as defined by NASDAQ.

 DIRECTOR NOMINATIONS AND COMMUNICATION WITH DIRECTORS

Director Nomination Process

        The governance and nominating committee recommends, and the board of directors nominates, candidates to stand for election as directors. Stockholders may also nominate persons to be elected as directors. If a stockholder wishes to nominate a person for election as director, he or she must follow the procedures contained in our bylaws and satisfy the requirements of Regulation 14A of the Exchange Act. To nominate a person to stand for election as a director at the annual meeting of stockholders for 2017, a stockholder must provide our Corporate Secretary with timely notice of the nomination. To be timely, the stockholder's notice must be delivered to, or mailed and received by us not later than 90 days, nor earlier than 120 days prior to the anniversary date of the preceding year's annual meeting, except that if the annual meeting is set for a date that is not within 30 days before or 60 days after such anniversary date, we must receive the notice not earlier than the 120th day prior to such annual meeting and not later than the 90th day prior to such annual meeting or the 10th day following the day on which we provide the notice or public disclosure of the date of the meeting. The notice must include the following information:

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  As to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made:

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  the name and address of the stockholder and of such beneficial owner, if any;

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  the class and number of shares of our capital stock owned beneficially and of record by such stockholder and such beneficial owner, if any;

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  if applicable, a description of all agreements, arrangements or understandings with respect to the nomination or proposal between or among such stockholder and such beneficial owner, if any, any of their respective affiliates or associates, and any others acting in concert with the foregoing;

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  if applicable, a description of all agreements, arrangements or understandings (including any derivative or short positions, profit interests, options, warrants, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that have been entered into as of the date of the stockholders' notice by, or on behalf of, such stockholder and such beneficial owner, if any, the effect or intent of which is to mitigate loss, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder and such beneficial owner, if any, with respect to our shares of stock;

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  such other information relating to such stockholder and such beneficial owner, if any, as would be required to be included in a proxy statement or other filings to be made in connection with solicitations of proxies for the election of directors in a contested election under the SEC's proxy rules;

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  a representation that the stockholder is a holder of record of our stock, entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination;

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  a representation whether the stockholder or the beneficial owner, if any, intends, or is part of a group which intends, (a) to deliver a proxy statement and/or form of proxy to holder of at least the percentage of our outstanding capital stock required to approve or adopt the proposal or elect the nominee(s) and/or (b) otherwise to solicit proxies from stockholders in support of such proposal or nomination; and

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  such other information that the board of directors may request in its discretion.

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  As to each person whom a stockholder proposes to nominate for election as a director:

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  such person's name, age, business address and, if known, residential address;

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  such person's principal occupation or employment;

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  the class, series and number of shares of our stock that is, directly or indirectly, owned, beneficially or of record, by such person;

  •
  if applicable, a description of all agreements, arrangements or understandings between the stockholder and each nominee and any other person or persons, naming such person or persons, pursuant to which the nomination is to be made by the stockholder;

  •
  such other information regarding each nominee as would be required to be included in a proxy statement filed under the SEC's proxy rules if the nominee had been nominated, or intended to be nominated, by the board of directors; and

  •
  the consent of each nominee to be named in the proxy statement as a nominee and to serve as a director if elected.

        Each director will be elected by the vote of the plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

        Additional information regarding requirements for stockholder nominations for next year's annual meeting is described in this Proxy Statement under "General Matters—Stockholder Proposals and Nominations."

Contacting the Board of Directors

        Stockholders wishing to communicate with our board of directors may do so by writing to the board, Chairperson of the board or the non-employee members of the board as a group, at:

    TESARO, Inc.
    1000 Winter Street, Suite 3300
    Waltham, Massachusetts 02451
    Attn: Corporate Secretary

        The communication must prominently display the legend "BOARD COMMUNICATION" in order to indicate to the Secretary that it is a communication for the board. Upon receiving such a communication, the Secretary will promptly forward the communication to the relevant individual or group to which it is addressed. The board has requested that certain items that are unrelated to the board's duties and responsibilities should be excluded, such as spam, junk mail and mass mailings, resumes and other forms of job inquiries, surveys and business solicitations or advertisements.

        The Secretary will not forward any communication determined in his or her good faith belief to be frivolous, unduly hostile, threatening, illegal or similarly unsuitable. The Secretary maintains a list of each communication that was not forwarded because it was determined by the Secretary to be frivolous. Such list is delivered to the Chairperson of the board at each quarterly meeting of the board (and made available to each other member of the board). In addition, each communication subject to this policy that was not forwarded because it was determined by the Secretary to be frivolous is retained in the Company's files and made available at the request of any member of the board to whom such communication was addressed.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

        Our nominees for the election of directors at the Annual Meeting include eight independent non-employee directors, our Chief Executive Officer and our President and Chief Operating Officer. Each director is elected to serve a one-year term, with all directors subject to annual election. At the recommendation of the governance and nominating committee, the board has nominated the following persons to serve as directors for the term beginning at the Annual Meeting on May 11, 2016: Leon O. Moulder, Jr.; Mary Lynne Hedley, Ph.D.; David M. Mott; Lawrence M. Alleva; James O. Armitage, M.D.; Earl M. (Duke) Collier, Jr.; Garry A. Nicholson; Arnold L. Oronsky, Ph.D.; Kavita Patel, M.D.; and Beth Seidenberg, M.D. All of the nominees are currently serving on the board.

        It is intended by the persons named as proxies that proxies received in response to this solicitation will be voted FOR the election of each nominee named in this section unless (a) otherwise stated in the proxy or (b) in the case of a broker non-vote with respect to the proposal. Proxies submitted for the Annual Meeting can only be voted for those nominees named in this Proxy Statement. If, however, any director nominee is unable or unwilling to serve as a nominee at the time of the Annual Meeting, the persons named as proxies may vote for a substitute nominee designated by the board of directors, or the board may reduce the size of the board. Each nominee has consented to serve as a director if elected, and the board does not believe that any nominee will be unwilling or unable to serve. Each director will hold office until his or her successor is duly elected and is qualified or until his or her earlier death, resignation or removal.

Criteria for Evaluating Director Nominees

        The board of directors provides strategic direction to the Company and oversees the performance of the Company's business and management. The governance and nominating committee periodically identifies and reviews with the board desired skills and attributes of both individual board members and the overall board within the context of current and future needs. The governance and nominating committee develops the general criteria, subject to approval by the full board, for identifying, evaluating and selecting qualified candidates for election or re-election to the board. The governance and nominating committee reviews the appropriate skills and characteristics required of directors in the context of the current composition of the board, our operating requirements and the long-term interests of our stockholders. The committee may use outside consultants to assist in identifying candidates. Among the characteristics the committee may consider are the collective knowledge and diversity of professional skills and background, experience in relevant industries, age and geographic background, in addition to the qualities of integrity, judgment, acumen, and the time and ability to work professionally and effectively with other board members and management and make a constructive contribution to the board. The committee considers candidates submitted by directors and management, as well as candidates recommended by stockholders, which are evaluated in the same manner as other candidates identified to it. Final approval of director candidates is determined by the full board.

        The board has determined that all of our current directors and nominees are qualified to serve as directors of the Company.

        The name of each nominee for director, their ages as of April 1, 2016, and other information about each nominee is shown below. In addition, the biography of each of the nominees below contains information regarding the experiences, qualifications, attributes or skills that caused the governance and nominating committee and the board to determine that the person should serve as a director of the Company.

Name	Age	Principal Occupation	Director Since
Leon O. Moulder, Jr.	58	Chief Executive Officer of the Company	2010
Mary Lynne Hedley, Ph.D.	53	President and Chief Operating Officer of the Company	2010
David M. Mott	50	General Partner, New Enterprise Associates	2010
Lawrence M. Alleva	66	Retired Partner, PricewaterhouseCoopers, LLP	2012
James O. Armitage, M.D.	69	Professor of Medicine, University of Nebraska Medical Center	2013
Earl M. (Duke) Collier, Jr.	68	President, The Braxton Company	2014
Garry A. Nicholson	61	President, Chief Executive Officer and Director, XTuit Pharmaceuticals, Inc.	2015
Arnold L. Oronsky, Ph.D.	76	General Partner, InterWest Partners	2011
Kavita Patel, M.D.	42	Non Resident Senior Fellow, The Brookings Institution, and Primary Care Physician, Johns Hopkins	2016
Beth Seidenberg, M.D.	59	General Partner, Kleiner Perkins Caufield & Byers	2011

        Leon (Lonnie) O. Moulder, Jr. has served as Chief Executive Officer and as a member of our board of directors since co-founding the Company in March 2010. From April 2009 to January 2010, Mr. Moulder served as vice chairman of the board of directors and president and chief executive officer of Abraxis BioScience, Inc., a biotechnology company. Before that, Mr. Moulder served as vice chairman of Eisai Corporation of North America, from January 2008 until January 2009, following Eisai Co. Ltd.'s acquisition of MGI PHARMA, Inc., a pharmaceutical company, in January 2008. Mr. Moulder served as president and chief executive officer and as member of the board of directors of MGI PHARMA, Inc. from May 2003 through January 2008. Mr. Moulder joined MGI PHARMA, Inc. in September 1999 as executive vice president and was promoted to president and chief operating officer in May 2002. Mr. Moulder earned a bachelor of science degree in pharmacy from Temple University and a master of business administration degree from the University of Chicago. Mr. Moulder currently serves as chairman of the board of directors of Trevena, Inc. (NASDAQ: TRVN), as a trustee of Temple University, and is on the board of the Fox Chase Cancer Center. Mr. Moulder also served as a director of Cubist Pharmaceuticals, Inc. through the sale of the company in 2015. The board of directors believes Mr. Moulder's perspective and experience as our co-founder and Chief Executive Officer, his depth of operating and senior management experience in our industry and his experience serving on the boards of directors of public and private companies in the life sciences industry provide him with the qualifications and skills to serve as a director.

        Mary Lynne Hedley, Ph.D. has served as our President and as a member of our board of directors since co-founding the Company in March 2010. She also served in the role of Chief Scientific Officer from the Company's founding until the board of directors appointed her to the role of Chief Operating Officer effective July 24, 2014. From July 2009 to February 2010, Dr. Hedley served as executive vice president of operations and chief scientific officer of Abraxis BioScience, Inc., a biotechnology company. Dr. Hedley served as executive vice president of Eisai Corporation of North America from January 2008 until July 2009, following Eisai Co. Ltd.'s acquisition of MGI PHARMA, Inc. in January 2008. Dr. Hedley served in various positions at MGI PHARMA, Inc. from 2004 through its acquisition in January 2008, most recently as executive vice president and chief scientific officer. Prior to that, Dr. Hedley co-founded and served as the president and chief executive officer of ZYCOS, Inc., a biotechnology company, which was acquired by MGI PHARMA, Inc. in 2004. Prior to co-founding Zycos, Dr. Hedley completed two consecutive postdoctoral fellowships at Harvard University. Dr. Hedley earned a bachelor of science degree in microbiology from Purdue University and a doctoral degree in immunology from the University of Texas, Southwestern Medical Center. Dr. Hedley currently serves as a director of Youville Place, Inc. She also served on the board of Receptos, Inc. prior to its acquisition by Celgene Corp. in August 2015. The board of directors believes Dr. Hedley's perspective and experience as our co-founder and President, her educational background and her operating and management experience in the life sciences industry provide her with the qualifications and skills to serve as a director.

        David M. Mott has served on our board of directors since May 2010 and as the Chairperson of the board of directors since July 2011. Mr. Mott has served as a general partner of New Enterprise Associates, an investment firm focused on venture capital and growth equity investments, since September 2008, where he leads the healthcare investing practice. From 1992 until 2008, Mr. Mott worked at MedImmune Limited, a biotechnology company and subsidiary of AstraZeneca plc (NYSE:AZN), and served in numerous roles during his tenure including chief financial officer, president and chief operating officer, and from October 2000 through July 2008 as chief executive officer. During that time, Mr. Mott also served as executive vice president of AstraZeneca plc from June 2007 to July 2008 following AstraZeneca plc's acquisition of MedImmune Limited in June 2007. Prior to joining MedImmune Limited, Mr. Mott was a vice president in the healthcare investment banking group at Smith Barney, Harris Upham & Co. Inc. Mr. Mott received a bachelor of arts degree from Dartmouth College. Mr. Mott also serves as the chairman of the board of directors for Ardelyx (NASDAQ: ARDX), serves on the board of directors of Epizyme, Inc. (NASDAQ: EPZM), Adaptimmune Therapeutics plc (NASDAQ: ADAP) and serves on the boards of directors of several privately held life sciences companies. Mr. Mott also served on the board of Prosensa Holding N.V. through its acquisition by BioMarin Pharmaceutical Inc. and subsequent delisting from the NASDAQ Global Select Market in early 2015. Mr. Mott also served on the board of Omthera Pharmaceuticals, Inc., from April 2011 until its acquisition by AstraZeneca in July 2013. The board of directors believes Mr. Mott's experience in the life sciences industry as a senior executive and venture capitalist and his service on the boards of directors of other life sciences companies provide him with the qualifications and skills to serve as a director.

        Lawrence M. Alleva was appointed to our board of directors in March 2012. Mr. Alleva is currently retired. Prior to his retirement in June 2010, Mr. Alleva was employed by PricewaterhouseCoopers LLP ("PwC"), for 39 years, including 28 years as a partner with the firm. Mr. Alleva served clients primarily in the technology sector, including pharmaceutical and biotechnology companies. Additionally, he served in a variety of office and regional practice leadership roles, most recently as ethics and compliance leader (assurance) for PwC from 2006 until his retirement. Mr. Alleva is a Certified Public Accountant (inactive). Mr. Alleva received a bachelor of science degree in accounting from Ithaca College and attended the Columbia University Executive MBA (non-degree) Program. Mr. Alleva also serves as a director for Bright Horizons Family Solutions Inc. (NYSE: BFAM), Mirna Therapeutics (NASDAQ: MIRN), and Adaptimmune Therapeutics plc (NASDAQ: ADAP). The board of directors believes Mr. Alleva's extensive experience and expertise working with public companies on corporate finance and accounting matters as a Certified Public Accountant (inactive), his experience serving on other corporate boards, and his experience in a senior leadership role at PwC provide him with the qualifications and skills to serve as a director.

        James O. Armitage, M.D. has served on our board of directors since May 2013. Dr. Armitage has been a professor of internal medicine in the division of hematology and oncology at the University of Nebraska Medical Center since 2003, after having served as chairman of the department of internal medicine, dean of the college of medicine, and in various other capacities since joining the Center in 1982. He also holds hospital appointments at The Nebraska Medical Center and University Hospital. Dr. Armitage has authored or co-authored more than 562 articles, 108 book chapters and edited or co-edited 27 textbooks. He has previously served as president of the American Society of Clinical Oncology ("ASCO"), and as a member of the ASCO board of directors. Dr. Armitage received a bachelor of science degree from the University of Nebraska and a medical degree from the University of Nebraska Medical Center and completed his post-graduate training at the University of Nebraska Medical Center and the University of Iowa Hospitals and Clinics. The board of directors believes that Dr. Armitage's training as a physician, his research, clinical and administrative experience, and his previous service as a director of a publicly traded biopharmaceutical company provide him with the qualifications and skills to serve as a director.

        Earl M. (Duke) Collier, Jr. has served on our board of directors since May 2014. He has served as President of The Braxton Company, a healthcare strategy consulting firm, since 2015. From 2010 to 2014, Mr. Collier served as chief executive officer of 480 Biomedical and executive chair of Arsenal Medical, Inc., both of which are polymer biotherapeutics companies focused on serious clinical problems unable to be solved by current therapies. Mr. Collier was president at deCODE genetics, Inc., a biopharmaceutical company, from 2009 to 2010, and was executive vice president at Genzyme Corporation ("Genzyme"), a biotechnology company acquired by Sanofi S.A. in 2011, from 1997 to 2009. During his tenure at Genzyme, Mr. Collier was responsible for building the biosurgery, oncology and cardiovascular businesses and overseeing the company's efforts in multiple sclerosis. He also led some of Genzyme's significant acquisitions and the formation of MG Biotherapeutics, a Genzyme joint venture that focused on cardiac cell therapy. He also has served as president of Vitas Healthcare, a hospice provider, a partner at the law firm of Hogan & Hartson LLP, and deputy administrator of the Health Care Finance Administration (now Centers for Medicare & Medicaid Services) in the U.S. Department of Health & Human Services. Mr. Collier serves on the board of directors of Capricor (OTC: CAPR), a regenerative medicine company, and TransMedics, Inc., a medical device company. He is also chairman of the board of trustees of Newton-Wellesley Hospital, serves on the board of Partners HealthCare System and is chair of the Innovation Advisory Board of Partners Healthcare Innovation. Mr. Collier received a bachelor of arts degree from Yale University and a law degree from the University of Virginia Law School. The board of directors believes Mr. Collier's experience in the life sciences industry as a senior executive and his service on the boards of directors of other life sciences companies provide him with the qualifications and skills to serve as a director.

        Garry A. Nicholson has served on our board of directors since May 2015. Mr. Nicholson has served as President, Chief Executive Officer and a member of the board of directors of XTuit Pharmaceuticals, Inc., a biopharmaceutical company, since September 2015. Prior to that, he served as President, Pfizer Oncology, from May 2008 until March 2015. He joined Pfizer, Inc. ("Pfizer"), as the first leader of its global, dedicated oncology business, with direct responsibility for business strategy and operations. He was responsible for clinical development for both early and late stage medicines, for all oncology sales and marketing organizations globally, and for licensing, acquisitions, and the oncology therapeutic area strategy. In addition to his oncology role, he was a member of the Portfolio Strategy and Investment Committee, the governance body with the oversight responsibility for Pfizer research and development. He also served as a member of the Pfizer Foundation board of directors. Prior to joining Pfizer, Mr. Nicholson worked at Eli Lilly and Company ("Lilly"), in a number of leadership roles, including sales management, marketing, human resources, and as the pharmaceutical commercial leader in Italy. He assumed the responsibility for the sales and marketing of Lilly's cancer products in the U.S. in 1996 and subsequently managed oncology drug development. Mr. Nicholson earned a bachelor of science degree in pharmacy from the University of North Carolina, Chapel Hill, and a master of business administration degree from the University of South Carolina, Columbia. Mr. Nicholson has also served on the board of directors of SQZ Biotech, a cell therapy company, since December 2015. The board of directors believes Mr. Nicholson's experience in the pharmaceutical industry as a senior executive provide him with the qualifications and skills to serve as a director.

        Arnold L. Oronsky, Ph.D. has served on our board of directors since June 2011. Dr. Oronsky has been a general partner with InterWest Partners, a venture capital firm, since 1994, focusing primarily on life science companies. Dr. Oronsky also serves as a senior lecturer at Johns Hopkins Medical

School. Prior to joining InterWest Partners, Dr. Oronsky served as the vice president for discovery research at the Lederle Laboratories division of American Cyanamid Company. Dr. Oronsky holds a Ph.D. in immunology from Columbia University and an A.B. degree from New York University. Dr. Oronsky serves as chairman of the board of directors for Dynavax Technologies (NASDAQ: DVAX), and serves on the board of directors of Applied Genetic Technologies Corp. (NASDAQ: AGTC), both of which are biotechnology companies. In addition, Dr. Oronsky serves on the boards of directors of several privately held life science companies and served on the board of directors of MacroGenics, Inc. (NASDAQ: MGNX) until June 2014. The board of directors believes Dr. Oronsky's experience in the life sciences industry as a venture capitalist, his educational background and his service on the boards of directors of other public and private life sciences companies provide him with the qualifications and skills to serve as a director.

        Kavita Patel, M.D. has served on our board of directors since March 2016. Dr. Patel has been a Non Resident Senior Fellow at The Brookings Institution, a premier research and thought leadership organization, since January 2011. In this role, Dr. Patel provides senior level vision and guidance for the Center for Health Policy in the Department of Economic Studies of the Institution, specifically helping healthcare systems understand how to transform their clinical environments to become more accountable for the care they provide. Dr. Patel has also been a practicing primary care physician at Johns Hopkins since January 2011. From 2009 to 2010, she served as Director of Policy for the Office on Intergovernmental Affairs and Public Engagement at The White House. Prior to that, she served as Deputy Staff Director for Health for Senator Edward M. Kennedy from 2007 to 2009. Dr. Patel currently serves as a member of the Board of Directors of SSM Healthcare, a nonprofit integrated delivery system, Community Catalyst, a national advocacy organization, and the National Initiative for Children's Healthcare Quality. She is also a member of the advisory board for the National Commission on Physician Payment Reform, the Robert Graham Center for Policy Studies in Family Medicine and Primary Care, and the Johns Hopkins Medicine Sibley Hospital Innovation Hub. Dr. Patel earned her B.A. from the University of Texas at Austin, her M.D. from the University of Texas Health Science Center, and her M.S.H.S. from the University of California, Los Angeles. The board of directors believes Dr. Patel's years of healthcare leadership experience and clinical work in primary care, research, innovation, policy and advocacy provide her with the qualifications and skills to serve as a director.

        Beth Seidenberg, M.D. has served on our board of directors since June 2011. Dr. Seidenberg has been a partner at Kleiner Perkins Caufield & Byers, a venture capital firm, since May 2005, where she has primarily focused on life science investing. Dr. Seidenberg was previously the senior vice president, head of global development and chief medical officer at Amgen, Inc. (NASDAQ: AMGN), a biotechnology company. In addition, Dr. Seidenberg was a senior executive in research and development at Bristol Myers Squibb Company (NYSE: BMY), a biopharmaceutical company, and Merck & Co., Inc. (NYSE: MRK), a healthcare company. Dr. Seidenberg received a bachelor of science degree from Barnard College and a medical degree from the University of Miami School of Medicine and completed her post-graduate training at Johns Hopkins University and the National Institutes of Health. Dr. Seidenberg serves on the boards of directors of Atara Biotherapeutics, Inc. (NASDAQ: ATRA), Epizyme, Inc. (NASDAQ: EPZM) and several privately held life sciences companies. Dr. Seidenberg also served on the board of directors of BioCryst Pharmaceuticals, Inc. (NASDAQ: BCRX) until 2011. The board of directors believes Dr. Seidenberg's training as a physician and her experience in the life sciences industry as a senior executive and venture capitalist provide her with the qualifications and skills to serve as a director.

Required Vote and Board Recommendation

        In order to be elected as a director, a nominee must be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors.

  THE BOARD RECOMMENDS A VOTE "FOR" ELECTION OF EACH OF THE TEN NOMINATED DIRECTORS.

Non-Employee Director Compensation

        In February 2014, our board of directors approved a new non-employee director compensation policy, which became effective for all non-employee directors on May 16, 2014. This compensation policy was in effect for all non-employee directors in 2015.

        The compensation policy for our non-employee directors is set forth in the chart below. Under the policy, non-employee directors receive a base retainer for their service on the board of directors and fees for certain service and attendance. Non-employee directors are permitted to elect to receive their retainer and fees in cash or unrestricted common stock and are also permitted to elect to defer the receipt of that stock to a date selected by the director or to the date of termination of their service as a director.

2015 Amount
Annual base retainer	$50,000
Annual base retainer for chair of the board of directors*	$70,000
Audit committee service	$7,500
Audit committee chair*	$15,000
Compensation committee service	$5,000
Compensation committee chair*	$10,000
Governance and nominating committee service	$2,500
Governance and nominating committee chair*	$5,000
Fee for meetings of the board of directors in excess of 10 meetings per year	$1,500
Fee for meetings of committees of the board of directors in excess of 6 meetings per year	$1,500

*
A director who serves as chairperson of our board of directors or a committee of our board of directors receives only the retainer or fee associated with service as the chairperson and does not receive, in addition to the amount, the retainer or fee associated with service on the board or committee generally.

        All of the amounts described in the chart above are paid in a single payment on the first business day of the month following our annual meeting. In 2016, these payments will be made on the first business day of June.

        In addition, in 2015, newly appointed non-employee directors received a one-time initial award of options to purchase 25,000 shares of our common stock, which vest annually over a three-year period subject to the director's continued service on the board of directors. Each incumbent non-employee director received an annual award of options to purchase 10,000 shares of our common stock, which vests on the earlier of the one-year anniversary of the date of grant and the date of our next annual meeting, subject to the director's continued service on the board of directors.

        In February 2016, the board of directors amended our non-employee director compensation policy. Under the revised policy, the annual base retainer for the chairman of the board will be increased to $80,000. Audit service fees will be increased to $20,000 for the committee chair and $10,000 for other committee members. Compensation committee fees will be increased to $15,000 for the committee chair and $7,500 for other committee members. Governance and nominating committee fees will be increased to $10,000 for the committee chair and $5,000 for other committee members. Additionally, newly appointed non-employee directors will now receive an initial award of options to purchase 24,000 shares of our common stock and incumbent directors will receive annual options to purchase 12,000 shares of our common stock.

Director Compensation

        The following table summarizes the compensation paid to or earned by our non-employee directors during the year ended December 31, 2015:

Name	Fees Earned Or Paid in Cash(1)	Option Awards(2)	Total
Lawrence M. Alleva	$65,000	$340,639	$405,639
James O. Armitage, M.D.	55,000	340,639	395,639
Earl M. (Duke) Collier, Jr.	60,000	340,639	400,639
David M. Mott	82,500	340,639	423,139
Garry A. Nicholson(3)	57,500	884,620	942,120
Arnold L. Oronsky, Ph.D.	61,000	340,639	401,639
Beth Seidenberg, M.D.	57,500	340,639	398,139

(1)
Includes annual fees, committee chairpersonship fees and meeting fees, including fees paid at the election of a director in Company common stock pursuant to the Company's 2012 Omnibus Incentive Plan. Except for Dr. Armitage, Mr. Collier and Mr. Nicholson, the directors elected to receive their entire 2015 annual retainer in fully vested shares of common stock. The number of shares issued in lieu of cash for the retainer fees and committee fees were: Mr. Alleva, 1,069 shares; Mr. Mott, 1,357 shares; and Dr. Oronsky, 1,003 shares. Dr. Seidenberg elected to defer the receipt of the 946 shares owed to her until the termination of her service as a director. In each case, the shares had a fair market value of $60.77 per share on the date of issuance.

(2)
Each non-employee director except Mr. Nicholson, who was newly elected in 2015, was granted an option to purchase 10,000 shares of our common stock at an exercise price of $60.77 per share, which vests on the earlier of the one-year anniversary of the grant date and the date of our next annual meeting. Amounts shown do not reflect compensation actually received by the director but represent the aggregate full grant date fair value of stock option awards granted to the director and calculated in accordance with Accounting Standards Codification Topic 718, Compensation—Stock-Based Compensation ("ASC 718"), disregarding adjustments for forfeiture assumptions. The assumptions used to value the stock option awards are set forth in Note 9 of the Notes to Financial Statements included in Part II, Item 8, "Financial Statements and Supplementary Data" of our Annual Report on Form 10-K for the year ended December 31, 2015.

(3)
Mr. Nicholson was elected to the board of directors in May 2015 and was granted an option to purchase 25,000 shares of our common stock on June 1, 2015 at an exercise price of $60.77 per share. The option vests in three equal annual installments beginning June 1, 2016.

        The following table sets forth, as of December 31, 2015, the aggregate number of exercisable and unexercisable option awards outstanding held by our current non-employee directors:

	Option Awards (shares)
Name	Exercisable	Unexercisable
Lawrence M. Alleva	48,570	10,000
James O. Armitage, M.D.	26,666	18,334
Earl M. (Duke) Collier, Jr.	8,333	26,667
David M. Mott	20,000	10,000
Garry A. Nicholson	—	25,000
Arnold L. Oronsky, Ph.D.	20,000	10,000
Beth Seidenberg, M.D.	20,000	10,000

        There were no unvested restricted stock awards outstanding at December 31, 2015.

Director Stock Ownership Guidelines

        We believe that it is important that directors focus on long-term stockholder value and that their interests are aligned with those of our stockholders. Accordingly, in February 2016, our board adopted stock ownership guidelines, effective May 11, 2016, requiring each director to hold shares of our common stock with a value equal to three times the amount of the annual base retainer fee paid to directors for service on the board. For this purpose, "value" includes both the market value of shares held directly by such director or through a trust and sixty percent of the value of any vested, in-the-money stock options issued under any Company equity compensation plan. This amount will be re-calculated whenever there is a change in the annual base retainer fee. Each director is required to achieve the applicable level of ownership by the later of the date of our 2019 annual meeting and the date that is three years after the date on which the person became a director.

EXECUTIVE OFFICERS

        TESARO has seven executive officers, Mr. Moulder, our Chief Executive Officer, Dr. Hedley, our President and Chief Operating Officer, Timothy R. Pearson, our Executive Vice President and Chief Financial Officer, Jeffrey H. Hanke, Ph.D., our Executive Vice President, Research and Development, and Chief Scientific Officer, Grant C. Bogle, our Senior Vice President and Chief Commercial Officer, Joseph L. Farmer, our Senior Vice President, General Counsel and Secretary and Martin H. Huber, M.D., our Senior Vice President and Chief Medical Officer. Information on Mr. Moulder and Dr. Hedley and their business experience is set forth above in "Proposal No. 1—Election of Directors." Information on Mr. Pearson, Dr. Hanke, Mr. Bogle, Mr. Farmer and Dr. Huber and their business experience is set forth below.

        Timothy R. Pearson (48) has served as Executive Vice President and Chief Financial Officer since May 2014. Mr. Pearson served as Chief Financial Officer, Executive Vice President and Treasurer of Catalyst Health Solutions, Inc., a publicly held pharmacy benefit manager, from August 2011 until Catalyst was acquired by SXC Health Solutions (now Catamaran Corporation) in July 2012. Prior to joining Catalyst, Mr. Pearson served as Chief Financial Officer and Executive Vice President of MedImmune, the global biologics business for AstraZeneca plc. Mr. Pearson, a Certified Public Accountant, holds dual B.S. degrees from the University of Delaware (in business administration) and the University of Maryland University College (in accounting), as well as an M.S. in Finance from Loyola University. Since March 2014, Mr. Pearson has served on the board of directors, and as chair of the audit committee and a member of the compensation committee, of GlycoMimetics, Inc. (NASDAQ: GLYC), a publicly held biotechnology company. He has also served on the board of directors and as chair of the audit committee of RA Pharmaceuticals, Inc., a biopharmaceutical company, since March 2016.

        Jeffrey H. Hanke, Ph.D. (59) has served as Executive Vice President, Research and Development, and Chief Scientific Officer since June 2015. Prior to joining us, Dr. Hanke was Senior Vice President, Research, and Global Head of Biotherapeutics at Boehringer Ingelheim, Inc., where he led the company's U.S. research activities and managed the biotherapeutics group, since 2010. He previously served as Vice President of Cancer Research at AstraZeneca, and in several roles of increasing responsibility within the R&D organization at Pfizer. Dr. Hanke has more than twenty-five years of experience in biopharmaceutical research and development. Dr. Hanke received his Ph.D. in immunology and microbiology from Baylor College of Medicine and his M.S. in biology from Fordham University. He completed his post-doctoral training at the University of Texas Southwestern Medical School.

        Grant C. Bogle (58) has served as Senior Vice President and Chief Commercial Officer since July 2015. Prior to joining us, Mr. Bogle was Senior Vice President, Pharmaceutical and Biotech Solutions at McKesson Specialty Health, where he was part of the executive leadership team and led the informatics, health economics and outcomes research, reimbursement access and safety services, and U.S. Oncology Clinical Research business units. These business units were comprised of approximately 1,000 employees. Mr. Bogle was an employee of McKesson for eight years prior to joining us. Previously, he was Senior Vice President of Sales and Marketing for Millennium Pharmaceuticals, where he was responsible for the oncology product, VELCADE. Prior to joining Millennium, Mr. Bogle held senior sales and marketing roles at numerous other pharmaceutical companies. He holds an M.B.A. from Columbia University and a B.A. in economics from Dartmouth College.

        Joseph L. Farmer (44) has served as Senior Vice President, General Counsel and Secretary since March 2015. From November 2012 until February 2015, Mr. Farmer served as Vice President, Chief Corporate Counsel and Assistant Secretary of Cubist Pharmaceuticals, Inc., prior to its sale to Merck & Co., Inc. Prior to joining Cubist, Mr. Farmer served as Vice President, General Counsel and Secretary of publicly-traded software company Pegasystems Inc. from June until November 2012. From February 2005 until June 2012, Mr. Farmer held management positions with increasing levels of responsibility at AMAG Pharmaceuticals, Inc., a publicly-traded specialty pharmaceutical company, including as its Chief Administrative Officer, General Counsel and Secretary. He received his B.A. in economics from Boston University and his J.D. from Boston College Law School.

        Martin H. Huber, M.D. (56) has served as Senior Vice President and Chief Medical Officer since September 2015. Prior to joining the Company, beginning in 2009, Dr. Huber served as Vice President, Oncology Clinical Research, at Merck Research Laboratories. Dr. Huber has over 20 years of leadership experience in the biopharmaceutical industry. Prior to Merck, he served in roles of increasing responsibility at Schering-Plough, Hoffmann-La Roche and Rhone-Poulenc Rorer, where he led teams in the areas of oncology clinical development, drug safety and pharmacovigilance. He previously served as an assistant professor of oncology at the University of Texas MD Anderson Cancer Center. Dr. Huber received his M.D. from Baylor College of Medicine.

COMPENSATION OF EXECUTIVE OFFICERS

Compensation Discussion & Analysis

        This Compensation Discussion & Analysis addresses the principles underlying our policies and decisions with respect to the compensation of our executive officers who are named in the "Summary Compensation Table" below, or our "named executive officers," and material factors relevant to these policies and decisions. It should be read together with the related tables and disclosures that follow. Our named executive officers for the year ended December 31, 2015 were:

  •
  Leon O. Moulder, Jr., our Chief Executive Officer;

  •
  Mary Lynne Hedley, Ph.D., our President and Chief Operating Officer;

  •
  Timothy R. Pearson, our Executive Vice President and Chief Financial Officer;

  •
  Jeffrey H. Hanke, Ph.D., our Executive Vice President, Research and Development and Chief Scientific Officer; and

  •
  Grant C. Bogle, our Senior Vice President and Chief Commercial Officer.

        Dr. Hanke joined the Company in June 2015, and Mr. Bogle joined the Company in July 2015. The information with respect to Dr. Hanke and Mr. Bogle discussed below and in the tables that follow reflect the compensation that each received from the Company for the portion of 2015 that he was employed by the Company; neither executive received compensation before joining the Company.

Compensation Philosophy and Objectives

        Our primary objectives with respect to the compensation of our named executive officers are to retain and motivate them because we believe they have experience and competencies that are critical to achievement of our business goals. This is consistent with the overall approach of our compensation system generally, which is to attract, retain and motivate employees (including our officers), who have relevant, critical skills and experience, and can make important contributions to the achievement of our business goals. We seek to achieve these objectives by:

  •
  Establishing the components of our compensation packages at competitive levels. For our named executive officers, this means using comparative market data to set compensation levels.

  •
  Implementing annual variable incentive compensation that is tied to specific corporate goals. Our annual incentive program is focused on motivating our executives to achieve both company-wide and individual goals that are tied to our strategic plan.

  •
  Using equity awards that vest over time and deliver greater value as our stock price increases. Using equity awards in order to align our named executive officers' interests with the interest of our stockholders in increasing long-term stockholder value.

        As the pie chart below indicates, nearly 90% of our Chief Executive Officer's target compensation is variable compensation tied to either future operational or stock-price performance of the Company. Similarly, over 80% of the target compensation for our other named executive officers is tied to future performance of the Company.

Strong Compensation Practices

        Our compensation program features a number of practices designed to align further the interests of our named executive officers with those of our stockholders.

        Practices we employ:

  •
  We pay for performance. Compensation tied to Company performance comprises a significant part of an executive's total compensation, and long-term equity-linked compensation is the largest element of total compensation.

  •
  We target pay competitively. We seek to target pay to verifiable market data in order to ensure that we are both paying fairly and not overpaying our executives.

  •
  We use an independent compensation consultant. The compensation committee has used Radford, an AON Hewitt Consulting company, as an independent compensation consultant to help verify market and best practices.

  •
  We have meaningful vesting periods. Our equity awards have four-year ratable vesting from the date of grant.

  •
  We have a recoupment policy. Our incentive plans require repayment of awards in the event of an accounting restatement involving certain forms of misconduct.

        Practices we do not employ:

  •
  We do not offer single trigger change of control payments. Our severance arrangements are "double trigger" and in the event of a change of control will only provide severance payments if there is a termination of employment.

  •
  We do not provide for excessive perquisites. We do not provide any perquisites to our named executive officers, other than limited amounts with respect to insurance payments.

  •
  We do not offer guaranteed bonuses. The Company's annual incentive plan does not provide payment without achievement of performance goals, regardless of the reason for the failure to achieve performance goals.

  •
  We do not provide for tax gross-ups. We do not provide any tax-gross ups to executives (other than customary payments in connection with relocation payments), including on any severance/change in control payments.

  •
  We do not permit hedging. We prohibit profiting from short-term speculative swings in the value of the Company's stock through "short sales," "put" and "call" options, and hedging transactions.

Compensation Setting Process

        Determination of Compensation.    The compensation committee of our board of directors makes compensation decisions regarding our named executive officers, other than our Chief Executive Officer. For our Chief Executive Officer, the compensation committee makes formal recommendations to the board of directors, with our non-management directors making the final compensation decisions for our Chief Executive Officer.

        Because our Company is relatively young, the compensation arrangements and packages for our named executive officers have been influenced over time by the arrangements entered into when these officers have joined the Company. For example, Mr. Moulder and Dr. Hedley are also our founders. The framework for each of their respective compensation packages was initially established when the Company completed its original Series A financing in 2010. We have used this initial framework as the continued basis for Mr. Moulder's and Dr. Hedley's compensation since our founding. As the Company has grown, we have increased their base salaries, adopted corporate objectives under our short-term incentive ("STI") program under which they receive annual cash awards, and granted them equity awards under our long-term incentive program. We have also gradually transitioned their compensation packages from those appropriate for a venture-backed company to ones competitive with a peer group of companies described below.

        Mr. Pearson joined the Company in May 2014, and Dr. Hanke and Mr. Bogle joined the Company in June 2015 and July 2015, respectively. For each of these executives, our compensation committee considered the recommendations of Mr. Moulder and the committee's compensation consultant regarding a competitive compensation package based upon, among other things, the Company's peer group, its existing compensation structure for other senior executives and the status of its operations, including its product development programs. Their eventual compensation was based on those considerations together with the arms-length negotiation process that took place in attracting these executives to the Company.

        When making decisions about compensation for the named executive officers other than Mr. Moulder, the compensation committee considers the recommendations of Mr. Moulder regarding their performance and the committee's compensation consultant, as well as its industry experience and business judgment. The compensation committee and the board of directors evaluate the performance of Mr. Moulder and make determinations as to his compensation based on their assessment of his and the Company's performance and the recommendation of the compensation consultant.

        Independent Compensation Consultant.    The compensation committee has engaged Radford, an AON Hewitt Consulting company, as an independent compensation consultant. Radford provides analysis and recommendations to the compensation committee regarding:

  •
  trends and emerging topics with respect to executive compensation;

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  peer group selection for executive compensation benchmarking;

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  compensation practices for our peer group;

  •
  compensation programs for executives and all of our associates; and

  •
  stock utilization and related metrics.

        When requested, Radford consultants attend meetings of the compensation committee, including executive sessions in which executive compensation issues are discussed. Radford reports to the compensation committee and not to management, although Radford meets with management for purposes of gathering information for its analyses and recommendations.

        In determining to engage Radford, the compensation committee considered the independence of Radford, taking into consideration relevant factors, including the absence of other services provided to the Company by Radford, the amount of fees the Company paid to Radford as a percentage of Radford's total revenue, the policies and procedures of Radford that are designed to prevent conflicts of interest, any business or personal relationship of the individual compensation advisors employed by Radford with an executive officer of the Company, any business or personal relationship the individual compensation advisors employed by Radford have with any member of the compensation committee, and any stock of the Company owned by Radford or the individual compensation advisors employed by Radford. The compensation committee has determined, based on its analysis in light of all relevant factors, including the factors listed above, that the work of Radford and the individual compensation advisors employed by Radford as compensation consultants to the compensation committee has not created any conflicts of interest, and that Radford is independent pursuant to the independence standards set forth in the NASDAQ listing standards promulgated pursuant to Section 10C of the Exchange Act.

        Comparative Framework.    As part of its consideration of executive officer compensation for 2015, the compensation committee used a comparative framework developed with the assistance of Radford. This framework blends equally information from the proxy statements of a peer group of companies and from survey data assembled by Radford in order to come up with a competitive market composite against which compensation can be measured.

        To develop the peer group of companies, the compensation committee, with assistance from Radford, considered the market capitalization and other key business metrics of biotechnology and biopharmaceutical companies. The selected peer group consisted of the following companies:

Acorda Therapeutics	Aegerion Pharmaceuticals	Anacor Pharmaceuticals
Ariad Pharmaceuticals	Celldex Therapeutics	Clovis Oncology
Halozyme Therapeutics	ImmunoGen	Infinity Pharmaceuticals
Ionis Pharmaceuticals	Lexicon Pharmaceuticals	MannKind
Merrimack Pharmaceuticals	Nektar Therapeutics	NPS Pharmaceuticals
Orexigen Therapeutics	Portola Pharmaceuticals	Spectrum Pharmaceuticals
Synageva BioPharma

        In September 2014, when this peer group was confirmed by the compensation committee for use in setting 2015 compensation, our market capitalization was at approximately the 46th percentile of the group.

        The survey data used for the competitive market composite was derived by blending the general data from the Radford 2014 Global Life Sciences Survey with data from the specific survey responses of the companies in the peer group that were included in Radford's surveys.

Components of our Compensation Program

        The compensation program for our named executive officers consists of base salary, annual variable incentives under our STI program and long-term incentives that are comprised of equity awards. Our named executive officers are also entitled to certain compensation upon termination of their employment. We believe these different forms of compensation provide appropriate incentives to achieve our business goals within the context of our overall philosophy for compensation.

        The compensation committee generally tries to establish compensation for our named executive officers so that base salary and short-term incentive target opportunities are at approximately the 50th percentile of the competitive market composite and so that long-term incentive opportunities are at between the 50th and the 75h percentile of the competitive market composite. The compensation committee believes these targets are consistent with our philosophy discussed above of establishing compensation at competitive levels in order to attract and retain high performing executives, while focusing on opportunities to align our named executive officers' interests with the interest of our stockholders in increasing long-term stockholder value.

        Base Salary.    The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive's skill set, experience, roles and responsibilities.

        For 2015, the compensation committee and board of directors approved increasing the base salary for each of Mr. Moulder and Dr. Hedley to $600,000 and $550,000, respectively. The increases to Mr. Moulder's and Dr. Hedley's base salaries, 20% and 18%, respectively, were made, in part, to make them competitive with the base salaries of similarly situated executives at our peer companies, as well as to address customary annual base salary increases and to recognize their performance. When Mr. Pearson was hired by the Company in 2014, his base salary was initially set at $375,000. For 2015, his base salary was increased to $385,000, reflecting a market-based merit increase of approximately 3%, and the desire to keep his base salary at approximately the 50th percentile of the competitive market composite data.

        As discussed above, the base salaries of $400,000 for Dr. Hanke and $385,000 for Mr. Bogle were established at the time each joined the company in 2015.

  Short-term Incentive Program.

        General.    Our STI program is intended to provide a cash incentive to our named executive officers for achieving both company-wide and individual goals approved at the beginning of each year by our compensation committee and board of directors. We believe that having an annual STI program provides an important and customary retention tool and motivates our executives to achieve the specific goals that are a part of the program.

        Relative Weighting Between Company-wide and Individual Goals.    For 2015, the company-wide goals and individual goals for our named executive officers were established by the compensation committee and approved by our board of directors. The compensation committee and the board of directors determined that for 2015 the STI program would weight company-wide goals and individual goals as set forth in the chart below for each of our named executive officers:

Named Executive Officer	Weighting of Company-Wide Goals	Weighting of Individual Goals
Leon O. Moulder, Jr., Chief Executive Officer	90%	10%
Mary Lynne Hedley, Ph.D., President and Chief Operating Officer	90%	10%
Timothy R. Pearson, Executive Vice President and Chief Financial Officer	80%	20%
Jeffrey H. Hanke, Ph.D., Executive Vice President, Research and Development, and Chief Scientific Officer	80%	20%
Grant C. Bogle, Senior Vice President and Chief Commercial Officer	80%	20%

        The relative weighting between the company-wide goals and the individual goals reflects our belief that if the primary focus of our named executive officers is the achievement of company-wide goals, then we will increase the likelihood of achieving our strategic plan.

        Target Payout.    The STI program is structured so that achievement of the company-wide goals and the individual goals at a level of 100% would result in the named executive officer receiving an STI target payment in an amount equal to a specified percentage of his or her base salary. For each named executive officer, a 100% achievement under the STI program would result in a target payment expressed as a percentage of base salary, which was equal to 50% for Mr. Moulder and Dr. Hedley and 40% for the other named executive officers. These amounts were pro-rated for those executive officers who joined the Company during the year. The STI program for 2015 was also structured so that each named executive officer could achieve up to 150% of the target award with respect to the achievement of the company-wide goals, and up to 120% with respect to achievement of the individual goals. The opportunity to achieve greater than 100% of the individual goals was a new feature in the plan for 2015 and was added in part because a historical review of compensation for the Company by the compensation committee's consultant indicated that total compensation payout was on average 10% to 20% below the 50th percentile of the market data. Considering this information, the compensation committee determined to provide the additional opportunity, including because of its determination that below market payouts did not reflect the performance of the Company's executive officers, which the compensation committee determined historically was very strong.

        Company-wide Goals.    For 2015, we had six company-wide goals. The six goals were based on our operating plan and long-term strategy. The compensation committee and the board of directors agreed that each of our company-wide goals should be weighted based on their subjective judgment regarding the relative importance of each of these goals. The compensation committee believes it established target goals that were achievable with an appropriate amount of dedication and hard work and, therefore, it was more likely than not that each executive officer would earn a payment under the STI program, but not necessarily the target award under the STI program, which is consistent with our compensation philosophy. However, our compensation committee believes that at the time the objectives were set, there would be a substantial degree of difficulty in achieving the objectives at the target 100% level and a much greater degree of difficulty in achieving them at the stretch level.

        In early 2016, our compensation committee reviewed our progress on the company-wide goals for 2015 and concluded that the Company-wide goals had been achieved at a 97% percent level. For each of the named executive officers, this meant that they earned 97% of the company-wide goals portion of their STI target payment, or 87.3% of the total STI target payment for each of Mr. Moulder and Dr. Hedley and 77.6% of the total STI target payment for the other named executive officers.

        The following table reflects the company-wide goals for 2015, the respective weighting and level of achievement for each goal:

Company-Wide Goal	Weighting	Level of Achievement (weighted achievement)
VARUBI, the oral formulation of rolapitant: U.S. Food and Drug Administration ("FDA") approval of the new drug application ("NDA") and successful commercial launch	20%	100% (20%) The level of achievement reflects the FDA approval of the oral rolapitant NDA and the commercial launch of VARUBI® in the fourth quarter.
IV formulation of rolapitant: Advancing the submission of the NDA for the IV formulation of rolapitant	15%	80% (12%) The level of achievement reflects that the IV rolapitant NDA submission timeline continued relatively on track, with the actual timing of the filing moving to the first quarter of 2016.
Niraparib: Clinical development achievements for niraparib, including completion of enrollment for the NOVA trial and enrollment of 50% in the BRAVO trial	25%	100% (25%)

The level of achievement reflects the successful completion of enrollment in the NOVA trial on time, as well as the addition of the QUADRA trial to the niraparib development plan, which resulted in upside achievement, offsetting a shortfall with respect to the BRAVO enrollment targets.

Capital: Achievement of the financial objectives of the company, including achievement of budget and a reasonable level of year-end cash	20%	100% (20%)

The compensation committee concluded that the financial goals were met, including as a result of a successful capital market transaction in March 2015 and alignment of operating results with the Company's budget.

Company-Wide Goal	Weighting	Level of Achievement (weighted achievement)
Pipeline: Advancement of TSR-011 and the progression of immuno-oncology candidates in support of clinical trial initiation in 2016	10%	80% (8%)

The determination that this was achieved at the 80% level reflects the decision to abandon TSR-011 development as a result of scientific factors and the successful submission of an investigational new drug application for an immuno-oncology candidate and the expected initiation of a clinical trial for an immuno-oncology candidate in the first quarter of 2016.

Organization: Improving the organization through successful talent and culture management, key leadership hires, achieving staffing goals and successfully implementing the TESARO Associate Value Proposition, the Company's overall recruiting and retention philosophy and program.	10%	120% (12%)

The compensation committee concluded that this was achieved at a stretch level of achievement based on the extensive hiring and staffing initiatives that were undertaken in 2015, including the successful recruiting, hiring, and integration of key members of the senior executive leadership team, the field-based commercial team to support the VARUBI® launch, and the rest of the home office infrastructure to support a commercial stage biopharmaceutical company, all on or ahead of schedule.

	100%	Total Achievement of 97% of Company-Wide Goals

        Individual Goals.    At the beginning of 2015, the compensation committee established individual goals for each of our named executive officers who were then serving. The rationale behind assigning individual goals to each of our named executive officers is that each of them is responsible for activities within their respective job functions that support achieving company-wide goals and the Company's strategic plan. We believe that it is important that these individual goals be achieved and incentivized. Nevertheless, as demonstrated by the relative weighting between the company-wide goals and the individual goals for each of our named executive officers, we believe that achievement of the company-wide goals has a more direct and immediate impact on the creation of stockholder value than the achievement of the individual goals.

        We assigned each of the named executive officers between four and five individual goals. Each of those individual goals was then weighted to reflect the decision of our compensation committee or our board of directors as to the relative importance of each goal to the officer's job function and the contribution that successfully performing the goal would make to our company-wide goals and strategic plan. If the officer accomplished all of his or her individual goals at his or her expected performance level, then the officer would receive 100% of the target STI payment in respect of the officer's individual goals. For Mr. Moulder and Dr. Hedley, this would equate to 10% of each of their respective STI target payments. For Mr. Pearson, Dr. Hanke and Mr. Bogle, this would equate to 20% of his STI target payment. For 2015, the officers also had the opportunity to achieve at a level of up to 120% of the target STI payment related to the individual goals.

        For the named executive officers other than Mr. Moulder, our compensation committee determines the level of achievement of their respective individual goals. This determination is made following consultation with Mr. Moulder and is based partially on his recommendation. The degree to which Mr. Moulder has achieved his individual goals is determined by our board of directors after receiving the recommendation of the compensation committee.

        The following paragraphs describe for each of our named executive officers their individual goals, the relative weighting of each of those individual goals, the level of achievement by the executive officer for each individual goal, and the percentage STI payment arising from the achievement of the individual goal.

        Leon O. Moulder, Jr., Chief Executive Officer.    Mr. Moulder was assigned goals related to (1) governance of and leadership pertaining to our board of directors (25% weighting), (2) providing company-wide leadership (50% weighting), and (3) responsibility for effectively deploying our financial resources (25% weighting). Our compensation committee recommended and our board of directors approved Mr. Moulder's achievement of his individual goals at the 100% level. Accordingly, for 2015, Mr. Moulder earned 100% of the 10% portion of the STI target payment that was attributed to the achievement of his individual performance goals, or 10% of his total STI target payment.

        Mary Lynne Hedley, Ph.D., President and Chief Operating Officer.    Dr. Hedley was assigned goals related to (1) providing leadership for the Company (30% weighting), (2) increasing operational capacity and efficiency (30% weighting), (3) maintaining strategic alliances and supporting new business development initiatives (10% weighting), and (4) contributing to investor relations goals of the Company (30% weighting). Based on the achievement of her individual goals, particularly her exceptional leadership and operational achievement, the compensation committee determined that Dr. Hedley achieved her individual goals at the 109% level. Accordingly, for 2015, Dr. Hedley earned 109% of the 10% portion of the STI target payment that was attributed to the achievement of her individual performance goals, or 10.9% of her total STI target payment.

        Timothy R. Pearson, Executive Vice President and Chief Financial Officer.    Mr. Pearson was assigned goals related to (1) implementing organizational structure and staffing for finance and information technology functions (30% weighting), (2) achieving financial goals related to capital raising activities (20% weighting), (3) contributions to the development of the Company's strategic plan (20% weighting), (4) enhancing financial planning and analysis capabilities and processes (10% weighting) and (5) management of certain governance processes (20% weighting). Based on the achievement of his individual goals, particularly his exceptional leadership with respect to achievement of the first, second and fourth of the foregoing individual goals, the compensation committee determined that Mr. Pearson achieved his individual goals at the 105% level. Accordingly, for 2015, Mr. Pearson earned 105% of the 20% portion of the STI target payment that was attributed to the achievement of his individual performance goals, or 11% of his total STI target payment.

        Officers who joined during 2015.    Because Dr. Hanke and Mr. Bogle joined during the year, their goals were not established by the compensation committee. The individual goals for Dr. Hanke for the year were discussed between Dr. Hanke and Dr. Hedley, with the individual goals for Mr. Bogle being discussed between Mr. Bogle and Mr. Moulder. At the conclusion of the year, taking into account their overall performance and the recommendation of Mr. Moulder, the compensation committee determined that each of these officers earned 100% of the 20% portion of the STI target payment that was attributed to the achievement of his individual performance goals, or 20% of his total STI target payment.

        Overall STI Program Payments for 2015.    The following table sets forth for each of our named executive officers, their target STI payment, the percentages of the STI payment attributable to company-wide and individual goals, the level of performance achieved by each named executive officer with respect to both the company-wide and individual goals, and the total STI payment to each named executive officer as a result of his or her participation in the STI program for 2015. Where appropriate, we have included this information both as a percentage and as a dollar amount. The data presented for Dr. Hanke and Mr. Bogle reflects pro-ration for 2015 based on their respective employment start dates.

Named Executive Officer	Target Award (%)	Target Award ($)	Company- wide Goal Achievement (%)	Company- wide Goal Achievement ($)	Individual Goal Achievement (%)	Individual Goal Achievement ($)	STI Payout (%)	STI Payout ($)
Leon O. Moulder, Jr.	50%	$300,000	97%	$261,900	100%	$30,000	97%	$291,900
Mary Lynne Hedley, Ph.D.	50%	$275,000	97%	$240,075	109%	$29,975	98%	$270,050
Timothy R. Pearson	40%	$154,100	97%	$119,504	105%	$32,340	99%	$151,844
Jeffrey H. Hanke, Ph.D.(1)	40%	$81,096	97%	$62,931	100%	$16,219	98%	$79,150
Grant C. Bogle(1)	40%	$72,147	97%	$55,986	100%	$14,430	98%	$70,416

(1)
The target award amounts for Dr. Hanke and Mr. Bogle represent their target awards for the portion of 2015 in which they were employees of the Company.

        Long-term Incentive Program.    Our use of equity awards is intended to align our named executive officers' interests with the interests of our stockholders by providing an incentive to our named executive officers to increase long-term stockholder value. Furthermore, we believe that in the biopharmaceutical industry, equity awards are a primary motivator to retain executives. We determine the size and frequency of awards based on numerous factors, including the executive's skills and experience, the executive's responsibilities, internal equity and the approach to setting compensation described under "—Determination of Compensation" above.

        In February 2015, the compensation committee and the board of directors granted stock options to Mr. Moulder, Dr. Hedley and Mr. Pearson. We selected stock options rather than other forms of equity compensation because we believe that stock options are better tools for motivating executives to increase long-term stockholder value than, for example, restricted stock. We believe restricted stock and similar equity compensation instruments are better devices to create an ownership stake in the Company. While we believe both goals are important, for the 2015 equity grants to our named executive officers, we believe that stock options better served our goal, including because Mr. Moulder and Dr. Hedley already had significant ownership stakes in the Company.

        The number of options that were awarded to each of Mr. Moulder, Dr. Hedley and Mr. Pearson reflected long-term incentive values, using a Black-Scholes methodology, equivalent to approximately the 75th percentile of the competitive market composite.

        When Dr. Hanke and Mr. Bogle joined the Company, each of them received an option award and Dr. Hanke received a restricted stock unit award. As discussed above, the values of these awards were based upon the recommendations of Mr. Moulder and the committee's compensation consultant, as well as the arms-length negotiation process that took place in attracting these executives to the Company.

        All of the stock options issued to the named executive officers prior to 2015, as well as the new hire stock option grants issued to Dr. Hanke and Mr. Bogle upon their commencement of employment, vest 25% on the one-year anniversary of the grant date and, thereafter, 1/36th of the remaining options vest on each monthly anniversary of the grant date. The stock options issued to the named executive officers in 2015, other than the new hire grants to Dr. Hanke and Mr. Bogle, vest in 48 equal installments on each monthly anniversary of the grant date. The restricted stock units vest in equal installments on each of the first four anniversaries of the grant date.

Offer Letters

        In May 2010, in connection with our Series A preferred stock financing, we entered into offer letters with Mr. Moulder and Dr. Hedley that reflect the framework for executive compensation discussed above. In June 2012, these agreements were amended and restated in anticipation of our initial public offering. These amended agreements were designed to be a part of a competitive compensation package for a publicly-traded company and to keep our named executive officers focused on our business goals and objectives. These offer letters, as amended, continue to serve as the basis for our at-will employment arrangements with Mr. Moulder and Dr. Hedley.

        We entered into offer letters when each of Mr. Pearson, Dr. Hanke and Mr. Bogle joined the Company. In general, the offer letters with Mr. Pearson, Dr. Hanke and Mr. Bogle are consistent with the amended and restated agreements with Mr. Moulder and Dr. Hedley.

Payments on Termination

        Pursuant to their offer letters, each of our named executive officers is entitled to specified benefits in the event of the termination of their employment under specified circumstances, including termination following a change of control of the Company. The terms of these arrangements are more fully described below under "—Offer Letter Agreements" and "—Potential Payments Upon a Termination or Change in Control." We believe these protections are appropriate for the senior executives of a biopharmaceutical company such as the Company, including because of the level of acquisition activity in this industry. We believe that providing benefits in the event of a change of control of the Company allows our named executive officers to focus their attention on building our business rather than on the personal implications of a transaction.

Federal Tax Considerations under Section 162(m)

        Section 162(m) of the Code disallows a federal income tax deduction to any publicly traded corporation for any remuneration in excess of $1.0 million of compensation paid to specified executive officers in a calendar year. Compensation in excess of $1.0 million may be deducted if, among other things, it qualifies as performance-based compensation within the meaning of Section 162(m). We expect that our compensation committee will periodically consider the potential consequences of Section 162(m) on the various elements of our executive compensation program. In its judgment, where the compensation committee determines it is reasonably practicable and consistent with our overall compensation program objectives, it will seek to structure the equity incentives component of our executive compensation program to comply with the exemptions in Section 162(m). Our 2012 Omnibus Incentive Plan has been structured to facilitate this process. However, our board of directors or compensation committee may, in their judgment, authorize compensation payments that do not comply with the exemptions in Section 162(m) in situations where they believe that such payments are appropriate.

Summary Compensation Table

        The following table presents summary information regarding the total compensation awarded to, earned by, or paid to our named executive officers for services rendered to us for the fiscal year ended December 31, 2015 and, where applicable, the prior fiscal years.

Name and Principal Position(s)	Year(1)	Salary ($)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(3)	Non-Equity Incentive Plans ($)(4)	All Other Compensation ($)(5)	Total ($)
Leon O. Moulder, Jr.	2015	618,077	—	—	4,564,042	291,900	5,402	5,479,421
Chief Executive Officer	2014	493,654	—	—	2,801,313	263,500	5,074	3,563,541
	2013	422,885	—	—	3,148,200	190,298	5,126	3,766,509
Mary Lynne Hedley, Ph.D.	2015	566,904	—	—	3,749,035	270,050	12,621	4,598,610
President and Chief Operating Officer	2014	462,000	—	—	2,353,103	224,186	12,634	3,051,923
	2013	397,885	—	—	2,754,675	179,048	12,486	3,344,094
Timothy R. Pearson	2015	399,308	—	—	1,793,017	151,844	14,503	2,358,672
Executive Vice President and Chief	2014	207,692	75,000	—	2,098,400	80,584	1,919	2,463,595
Financial Officer
Jeffrey H. Hanke, Ph.D.	2015	200,000	—	2,826,000	3,316,910	79,150	61,365	6,483,425
Executive Vice President, Research and
Development, and Chief Scientific Officer
Grant C. Bogle	2015	177,692	40,000	—	2,663,760	70,416	92,950	3,044,818
Senior Vice President and Chief
Commercial Officer

(1)
Information is provided for 2014 and 2015 only for Mr. Pearson because he was not a named executive officer in 2013, and for 2015 only for Dr. Hanke and Mr. Bogle because they were not named executive officers in 2013 and 2014.

(2)
The amounts shown for Mr. Pearson in 2014 and Mr. Bogle in 2015 reflect their signing bonuses.

(3)
The amounts reflect the aggregate grant date fair value of stock and stock option awards granted during the year computed in accordance with the provisions of ASC 718. For information regarding assumptions underlying the value of stock option awards, see Note 9 of the Notes to Financial Statements included in Part II, Item 8, "Financial Statements and Supplementary Data," and the discussion within Part II, Item 7, "Management's Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Significant Judgments and Estimates—Stock-Based Compensation," of our Annual Report on Form 10-K for the year ended December 31, 2015.

(4)
The figures shown for non-equity incentive plan compensation represent amounts earned for the fiscal years ended December 31, 2013, 2014 and 2015, respectively, which were paid during 2014, 2015 and 2016, respectively. See "—Compensation Discussion & Analysis—Short-term Incentive Program" for more information.

(5)
The amounts shown represent the sum of Company 401(k) contributions and the dollar value of life, AD&D and short- and long-term disability insurance premiums we paid for the applicable named executive officer. The amounts shown for Dr. Hanke and Mr. Bogle in 2015 also include $59,818 and $85,333 in relocation compensation.

Narrative Disclosure Relating to Summary Compensation Table

        For an explanation of the amount of salary, bonus, stock and option awards and other compensation paid to our named executive officers, please see "—Compensation Discussion & Analysis—Components of our Compensation Program," and the disclosure provided in "—Summary Compensation Table" above.

Grants of Plan-Based Awards

        The following table provides information regarding grants of plan-based awards to each of our named executive officers during 2015.

					All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards						Grant Date Fair Value of Stock and Option Awards ($)(3)
							Exercise or Base Price of Option Awards ($/Sh)(2)
Name	Grant Date	Threshold ($)	Target ($)(1)	Maximum ($)
Leon O. Moulder, Jr.	3/6/2015	$—	$300,000	$441,000	—	140,000	$55.11	$4,564,042
Mary Lynne Hedley, Ph.D.	3/6/2015	$—	$275,000	$404,250	—	115,000	$55.11	$3,749,035
Timothy R. Pearson	3/6/2015	$—	$154,000	$221,760	—	55,000	$55.11	$1,793,017
Jeffrey H. Hanke, Ph.D.(4)	6/29/2015	$—	$160,000	$230,400	50,000	100,000	$56.52	$6,142,910
Grant C. Bogle(4)	7/13/2015	$—	$154,000	$221,760	—	75,000	$59.71	$2,663,760

(1)
Amounts shown as estimated possible payouts under non-equity incentive plan awards are the target and maximum cash incentive each executive was eligible to receive pursuant to the terms of our STI program. For actual amounts paid, see "—Summary Compensation Table." For more information regarding these payments, see "—Compensation Discussion & Analysis—Components of our Compensation Program—Short-term Incentive Program."

(2)
Amounts represent the closing price of our common stock as reported on the NASDAQ Global Select Market on the grant date. For a description of the terms of stock options granted, see "—Compensation Discussion & Analysis—Components of our Compensation Program—Long-term Incentive Program."

(3)
Reflects the grant date fair value of each award computed in accordance with ASC 718. These amounts do not correspond to the actual value that will be recognized by the named executive officers. The assumptions used in the valuation of these awards are consistent with the valuation methodologies specified in Note 9 of the Notes to Financial Statements included in Part II, Item 8, "Financial Statements and Supplementary Data" of our Annual Report on Form 10-K for the year ended December 31, 2015.

(4)
Because the employment of Dr. Hanke and Mr. Bogle with the Company began in 2015, they received pro-rated payments under our STI program for 2015. Their option grants and, with respect to Dr. Hanke, his grant of restricted stock units, were new hire grants to incentivize them to join the Company.

Outstanding Equity Awards at Fiscal Year-End

        The following table provides information regarding equity awards held by each of our named executive officers that were outstanding as of December 31, 2015.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised, Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested(10)
Leon O. Moulder, Jr.	26,250	113,750	(1)	—	$55.11	3/6/2025	—		—
	57,291	67,709	(2)	—	$33.74	2/27/2024	—		—
	137,500	62,500	(3)	—	$24.18	3/6/2023	—		—
	348,213	23,215	(4)	—	$6.615	3/16/2022	—		—
	314,285	—	(5)	—	$1.33	7/19/2021	—		—
Mary Lynne Hedley, Ph.D.	21,562	93,438	(1)	—	$55.11	3/6/2025	—		—
	48,125	56,875	(2)	—	$33.74	2/27/2024	—		—
	120,312	54,688	(3)	—	$24.18	3/6/2013	—		—
	321,430	21,427	(4)	—	$6.615	3/16/2022	—		—
	285,714	—	(5)	—	$1.33	7/19/2021	—		—
Timothy R. Pearson	10,312	44,688	(1)	—	$55.11	3/6/2025	—		—
	49,979	75,521	(6)	—	$25.27	5/27/2024	—		—
Jeffrey H. Hanke, Ph.D.	—	100,000	(7)	—	$56.52	6/29/2025	50,000	(8)	$2,616,000
Grant C. Bogle	—	75,000	(9)	—	$59.71	7/13/2025	—		—

(1)
The options were granted on March 6, 2015 and vest in 48 equal monthly installments beginning on April 6, 2015.

(2)
The options were granted on February 27, 2014. On the one-year anniversary of the grant date, 25% of these options vested and, thereafter, 1/36th of the remaining options have vested or will vest on each monthly anniversary of the grant date.

(3)
The options were granted on March 6, 2013. On the one-year anniversary of the grant date, 25% of these options vested and, thereafter, 1/36th of the remaining options have vested or will vest on each monthly anniversary of the grant date.

(4)
The options were granted on March 16, 2012. On the one-year anniversary of the grant date, 25% of these options vested and, thereafter, 1/36th of the remaining options have vested or will vest on each monthly anniversary of the grant date.

(5)
The options were granted on July 19, 2011. On the one-year anniversary of the grant date, 25% of these options vested and, thereafter, 1/36th of the remaining options vested on each monthly anniversary of the grant date.

(6)
The options were granted on May 27, 2014. On the one-year anniversary of the grant date, 25% of these options vested and, thereafter, 1/36th of the remaining options have vested or will vest on each monthly anniversary of the grant date.

(7)
The options were granted on June 29, 2015. On the one-year anniversary of the grant date, 25% of these options vest and, thereafter, 1/36th of the remaining options will vest on each monthly anniversary of the grant date.

(8)
Represents restricted stock units granted on June 29, 2015, which vest in four equal annual installments beginning on June 29, 2016.

(9)
The options were granted on July 13, 2015. On the one-year anniversary of the grant date, 25% of these options vest and, thereafter, 1/36th of the remaining options will vest on each monthly anniversary of the grant date.

(10)
Represents the market value of the shares based on the closing price on December 31, 2015 of $52.32 per share.

Option Exercises and Stock Vested

        The following table sets forth information regarding the number of shares of stock awards acquired on vesting by our named executive officers during the fiscal year ended December 31, 2015.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(2)
Leon O. Moulder, Jr.	—	$—	1,414	$54,990
Mary Lynne Hedley, Ph.D.	—	$—	1,325	$51,529
Timothy R. Pearson	—	$—	—	$—
Jeffrey H. Hanke, Ph.D.	—	$—	—	$—
Grant C. Bogle	—	$—	—	$—

(1)
The value realized upon exercise is the difference between the fair value of our common stock at the time of exercise and the exercise price, multiplied by the number of shares acquired on exercise.

(2)
The value realized upon vesting is the fair value of our common stock on the vesting date multiplied by the number of shares acquired on vesting.

Pension Benefits and Deferred Compensation

        We maintain a defined contribution employee retirement plan for our employees. Our 401(k) plan is intended to qualify as a tax-qualified plan under Section 401 of the Code so that contributions to our 401(k) plan, and income earned on such contributions, are not taxable to participants until withdrawn or distributed from the 401(k) plan. Effective as of January 1, 2012, we amended our 401(k) plan to provide for employer matching contributions equal to (1) 100% of employee deferral contributions up to a deferral rate of 3% of base salary compensation plus (2) 50% of employee deferral contributions up to a deferral rate of an additional 2% of base salary compensation. We did not maintain any deferred compensation plans for any named executive officer for the year ended December 31, 2015.

Offer Letter Agreements

        We have amended and restated offer letter agreements with Mr. Moulder and Dr. Hedley and offer letter agreements with Mr. Pearson, Dr. Hanke and Mr. Bogle. The offer letter agreements with Mr. Moulder and Dr. Hedley were originally entered into on May 10, 2010 and were amended and restated on June 18, 2012 in anticipation of our initial public offering. The offer letter agreement with Mr. Pearson was entered into on May 27, 2014. The offer letter agreement with Dr. Hanke was entered into on June 2, 2015. The offer letter agreement with Mr. Bogle was entered into on April 14, 2015. The amended and restated offer letter agreements with Mr. Moulder and Dr. Hedley and the offer letter agreements with Mr. Pearson, Dr. Hanke and Mr. Bogle are collectively referred to herein as the "offer letter agreements." These at-will agreements were designed to be a part of a competitive compensation package and to keep our executive officers focused on our business goals and objectives. The agreements provide for base salaries, incentive compensation benefits and, in certain circumstances, severance benefits.

        The amended and restated offer letter agreements with each of Mr. Moulder and Dr. Hedley provided for initial base salaries of $375,000 and $350,000, respectively, which salaries have been increased since the date of these agreements, as reflected in the "—Summary Compensation Table" above. Mr. Pearson's offer letter agreement provided for an initial base salary of $375,000. Dr. Hanke's offer letter agreement provided for an initial base salary of $400,000. Mr. Bogle's offer letter agreement provided for an initial base salary of $385,000. The offer letter agreements also include a bonus target of 30% of the annual base salary of each of Mr. Moulder and Dr. Hedley (which bonus amounts have since been increased), 40% of the annual base salary of Mr. Pearson and Dr. Hanke and 35% of the annual base salary of Mr. Bogle, which bonus is payable upon attainment of objectives as determined by our board of directors. In addition to base salary and bonus, the offer letter agreements provide for vacation benefits and the ability to participate in our employee benefit plans on the same terms as other similarly situated executive officers.

        The offer letter agreements also provide the named executive officers with certain payments and benefits upon certain terminations of employment. Pursuant to the offer letter agreements, in order to receive certain severance benefits, each named executive officer is required to execute a general release in favor of the Company, which includes, among other things, non-solicitation and non-disparagement provisions.

        Under the terms of the offer letter agreements, in the event that the named executive officer resigns without "Good Reason," as defined below, or their employment terminates due to death or disability (as such term is defined in the amended and restated offer letter agreements), such executive is entitled to receive the following: (i) unpaid annual base salary for services rendered prior to the date of termination or resignation, (ii) any earned but unpaid annual bonus for any year prior to the year in which termination of employment occurs, (iii) reimbursement of any un-reimbursed business expenses, (iv) accrued but unused vacation pay and (v) any other payments, benefits or fringe benefits to which the executive is entitled to under the terms of any applicable compensation arrangement or benefit, equity or fringe benefit plan or program or grant (items (i) through (v) collectively referred to herein as "accrued benefits"). In the event that the Company terminates the executive's employment for "Cause," as defined below, the executive will be entitled to receive all of his or her accrued benefits, with the exception of any earned but unpaid bonus.

        In the event the named executive officer's employment is terminated for any reason other than for "Cause," death, or disability, or if the named executive officer resigns for "Good Reason," and such termination is not in connection with or within 12 months following a "Change in Control," as defined below, the named executive officer is entitled, provided he or she executes a release in favor of the Company and any revocation period in connection with such release has lapsed, to receive the following payments and compensation (in accordance with our regular pay policies and commencing 60 days following termination):

  •
  his or her accrued benefits;

  •
  in the case of Mr. Moulder, 18 months' base salary, and in the case of the other executives, 12 months' base salary, payable in lump sums;

  •
  payment of a monthly COBRA coverage premium for the lesser of (i) in the case of Mr. Moulder, 18 months, and in the case of the other executives, 12 months, or (ii) the period from termination until the date upon which the executive commences full-time employment or employment that provides such executive with eligibility for healthcare benefits substantially comparable to those provided by the Company; and

  •
  in the case of Mr. Moulder and Dr. Hedley, the vesting of such executive's unvested restricted stock, obtained on March 26, 2010, pursuant to the terms of his or her restricted stock agreement with the Company (each a "Restricted Stock Agreement"). This grant of restricted stock was fully vested as of March 31, 2014. All other equity awards will be governed by the terms of the applicable award agreement.

        If, in connection with or within 12 months following a "Change in Control," as defined below, the named executive officer's employment is terminated for any reason other than for "Cause" or if the named executive officer resigns for "Good Reason," the named executive officer is entitled, provided he or she executes a release in favor of the Company and any revocation period in connection with such release has lapsed, to receive the following payments and compensation:

  •
  his or her accrued benefits;

  •
  in the case of Mr. Moulder, 18 months' base salary, and in the case of the other executives, 12 months' base salary, payable in a lump sum 60 days after termination;

  •
  in the case of Mr. Moulder, 150% of the target bonus for the year his employment terminates, and in the case of the other executives, 100% of the target bonus for the year his or her employment terminates, payable in a lump sum 60 days after termination of employment;

  •
  payment of a monthly COBRA coverage premium for the lesser of (i) in the case of Mr. Moulder, 18 months following termination of employment, and in the case of the other executives, 12 months following termination of employment, or (ii) the period from termination to the date upon which the executive commences full-time employment or employment that provides such executive with eligibility for healthcare benefits substantially comparable to those provided by the Company; and

  •
  the immediate vesting of all of such executive's outstanding equity awards.

        If any of the payments or benefits received by the executive in connection with a Change in Control or termination of employment, whether received pursuant to the amended and restated offer letter agreements or otherwise, referred to as 280G payments, constitute "parachute payments" within the meaning of Section 280G of the Code and would be subject to the excise tax imposed by Section 4999 of the Code, then, pursuant to the terms of the amended and restated offer letter agreements, such 280G payments shall be reduced by us so that the executive will not be considered to have received a parachute payment, unless the executive would receive a greater after-tax amount by receiving all such 280G payments without reduction pursuant to the terms of the amended and restated offer letter agreements.

        For purposes of the offer letter agreements, termination for "Cause" shall mean termination for such named executive officer's: (i) willful misconduct or gross negligence as to a material matter in connection with his or her duties; (ii) act constituting material dishonesty or fraud with respect to the Company; (iii) indictment for, conviction of, or a plea of guilty or nolo contendere to, a felony under applicable law; (iv) material violation of a material term in the case of Mr. Moulder and Dr. Hedley, or violation of a term, in the case of the other named executive officers, of any written Company policy made available to the executive; (v) failure to attempt in good faith to perform his or her duties in all material respects or follow a clear, lawful and reasonable directive of the board of directors; or (vi) material breach of fiduciary duty owed to the Company that has caused or could reasonably be expected to cause a material injury to the Company's business; provided, however, that the Company has provided the executive with written notice of the existence of such event or circumstance and, with respect to the circumstances in clauses (iv) and (v) only, the executive fails to substantially cure the event or circumstance identified within 30 days of receipt of such notice. A resignation by the named executive officer shall be deemed a resignation for "Good Reason" if the executive provides written notice to the Company of the specific circumstances alleged to constitute Good Reason within 90 days after any one or more of the following events: (i) the executive is required to report to another person other than the board of directors, in the case of Mr. Moulder, and the Chief Executive Officer, in the case of Dr. Hedley, or the assignment to the executive of any duties or responsibilities that result in the material diminution of the executive's position as, in the case of Mr. Moulder, the Chief Executive Officer of the Company, in the case of Dr. Hedley, the President and Chief Operating Officer of the

Company, in the case of Mr. Pearson, the Chief Financial Officer of the Company, in the case of Dr. Hanke, the Executive Vice President of Research and Development and Chief Scientific Officer of the Company, and in the case of Mr. Bogle, the Senior Vice President and Chief Commercial Officer of the Company, subject to certain exceptions; (ii) a reduction by the Company in the executive's annual base salary or target bonus percentage, in the case of Mr. Moulder and Dr. Hedley, and in the case of Mr. Pearson, Dr. Hanke and Mr. Bogle such reduction without the executive's consent; (iii) the relocation of the executive's primary office at the Company's headquarters in the Boston, Massachusetts metropolitan area to another location by more than 50 miles in the case of Mr. Moulder and Dr. Hedley or 30 miles in the case of Mr. Pearson, Dr. Hanke and Mr. Bogle or relocation of the executive's primary office at the Company's headquarters to another location that is not the Company's headquarters; or (iv) a breach by the Company of the terms of the executive's amended and restated offer letter agreement or the executive's Restricted Stock Agreement, including, without limitation, the diminution of such executive's job title, in the case of Mr. Moulder and Dr. Hedley, or a breach of the terms of his offer letter agreement, in the case of Mr. Pearson, or a material breach of the terms of the offer letter agreement, in the case of Dr. Hanke and Mr. Bogle. In each case, the Company shall have 30 days to cure such circumstances in all material respects upon the receipt of notice from the executive of such circumstances. In no event shall termination for Good Reason occur after the 180th day following the first occurrence of any Good Reason event. For the avoidance of doubt, Mr. Pearson not serving as either Treasurer or Corporate Secretary shall not constitute Good Reason.

        For purposes of the offer letter agreements, the term "Change in Control" shall mean the occurrence of any of the following: (i) subject to certain exceptions, a person or group becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the total voting power of the voting stock of the Company, on a fully diluted basis; (ii) individuals who on the effective date of the 2012 Incentive Plan constitute the board of directors (together with any new directors whose election by such board or whose nomination by such board for election by the stockholders of the Company was approved by a vote of at least a majority of the members of such board then in office who either were members of such board on the effective date of the 2012 Incentive Plan or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of such board then in office; (iii) the Company consolidates with, or merges with or into, any person, or any person consolidates with, or merges with or into, the Company, other than any such transaction in which the holders of securities that represented 100% of the voting stock of the Company immediately prior to such transaction (or other securities into which such securities are converted as part of such merger or consolidation transaction) own directly or indirectly at least a majority of the voting power of the voting stock of the surviving person in such merger or consolidation transaction immediately after such transaction; (iv) there is consummated any direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one transaction or a series of related transactions, of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole, to any person or group; or (v) the stockholders of the Company adopt a plan or proposal for the liquidation, winding up or dissolution of the Company.

Potential Payments Upon a Termination or Change in Control

        As discussed under the caption "—Offer Letter Agreements" above, we have agreements with our named executive officers pursuant to which they will receive severance payments upon certain termination events. The information below describes and quantifies certain compensation that would be available under our existing plans and arrangements if (i) the named executive officer was terminated as of December 31, 2015 or (ii) if a Change in Control, as defined herein, occurred on December 31, 2015 and the named executive officer had been subsequently terminated on the same date.

        In addition, in the event of a "Change in Control" of the Company, as defined herein, all equity awards granted under the Company's 2010 Stock Incentive Plan, 2012 Incentive Plan, 2015 Non-Employee Director Plan or any other applicable equity plan that are outstanding immediately prior to the Change in Control shall become fully vested and exercisable.

        Termination Other than for Cause, Death or Disability; Resignation for Good Reason.    Assuming a December 31, 2015 termination event, the aggregate value of the payment and benefits to which each named executive officer would be entitled to in the event that the named executive officer's employment is terminated by the Company for any reason other than for Cause, death, or disability, or if the named executive officer resigns for Good Reason, would be as follows:

Name	Cash Severance ($)(1)	Benefits And Health Programs ($)(2)	Total ($)
Leon O. Moulder, Jr.	900,000	34,160	934,160
Mary Lynne Hedley, Ph.D.	550,000	21,933	571,933
Timothy R. Pearson	385,000	21,597	406,597
Jeffrey H. Hanke, Ph.D.	400,000	25,165	425,165
Grant C. Bogle	385,000	22,773	407,773

(1)
This amount represents, in the case of Mr. Moulder, 18 months' base salary, and in the case of the other executives, 12 months' base salary, each at the rate in effect immediately prior to the executive's termination of employment.

(2)
This amount represents, in the case of Mr. Moulder, 18 months, and in the case of the other executives, 12 months, of continued Company-paid benefits and health coverage.

        Termination Following a Change in Control.    Assuming a December 31, 2015 Change in Control and subsequent termination event on that same date for any reason other than Cause, death or disability, or if the named executive officer resigns for Good Reason, the aggregate value of the payment and benefits to which each named executive officer would be entitled to would be as follows:

Name	Cash Severance ($)(1)	Bonus ($)(2)	Benefits and Health Programs ($)(3)	Value of All Other Accelerated Equity ($)(4)	Total ($)
Leon O. Moulder, Jr.	900,000	450,000	34,160	4,077,825	5,461,985
Mary Lynne Hedley, Ph.D.	550,000	275,000	21,933	3,574,979	4,421,912
Timothy R. Pearson	385,000	154,000	21,597	2,042,843	2,603,440
Jeffrey H. Hanke, Ph.D.	400,000	160,000	25,165	2,616,000	3,201,165
Grant C. Bogle	385,000	154,000	22,773	—	561,773

(1)
This amount represents, in the case of Mr. Moulder, 18 months' base salary, and in the case of the other executives, 12 months' base salary, each at the rate in effect immediately prior to the executive's termination of employment.

(2)
This amount represents, in the case of Mr. Moulder, 150% of his target bonus for the year his employment terminates, and in the case of the other executives, 100% of the executive's target bonus for the year the executive's employment terminates, payable if an executive is terminated without Cause or resigns for Good Reason upon a Change in Control, as defined herein.

(3)
This amount represents, in the case of Mr. Moulder, 18 months, and in the case of the other executives, 12 months, of continued Company-paid benefits and health coverage.

(4)
Assuming a December 31, 2015 Change in Control, the value of all equity awards issued pursuant to the applicable equity plan that would vest and become exercisable for each named executive officer would be as follows:

Name	Value of Stock Options ($)	Value of Restricted Stock Units ($)
Leon O. Moulder, Jr.	4,077,825	—
Mary Lynne Hedley, Ph.D.	3,574,979	—
Timothy R. Pearson	2,042,843	—
Jeffrey H. Hanke, Ph.D.	—	2,616,000
Grant C. Bogle	—	—

        The value of stock options upon vesting acceleration is calculated based on the closing price on December 31, 2015 of $52.32 per share with respect to unvested stock options subject to acceleration, less the exercise price of these unvested options. The actual value will vary depending on the date the options are exercised. The value of restricted stock units upon vesting acceleration is calculated based on the closing price on December 31, 2015 of $52.32 per share with respect to unvested restricted stock subject to acceleration.

Compensation Committee Report

        THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE DOES NOT CONSTITUTE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER FILING BY US UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT WE SPECIFICALLY INCORPORATE THIS REPORT.

        The compensation committee of the board of directors of the Company has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K. Based on such review and discussions, the compensation committee recommended to the board that the Compensation Discussion and Analysis be included in this Proxy Statement and in the Company's Annual Report on Form 10-K (including through incorporation by reference to this Proxy Statement).

COMPENSATION COMMITTEE (March 28, 2016)
David M. Mott, Chair
Earl M. Collier, Jr.
James O. Armitage, M.D.

 PROPOSAL NO. 2—NON-BINDING VOTE ON EXECUTIVE COMPENSATION

        As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are seeking stockholder input on our executive compensation as disclosed in this proxy statement. The board and the compensation committee actively monitor our executive compensation practices in light of emerging compensation practices, the industry in which we operate and the marketplace for talent in which we compete.

        As described in the "Compensation Discussion & Analysis" beginning on page 18 of this proxy statement, our primary objectives with respect to the compensation of our named executive officers are to retain and motivate them because we believe they have experience and competencies that are critical to achievement of our business goals. This is consistent with the overall approach of our compensation system generally, which is to attract, retain and motivate employees (including our officers), who have relevant, critical skills and experience, and can make important contributions to the achievement of our business goals. We seek to achieve these objectives by:

  •
  Establishing the components of our compensation packages at competitive levels.  For our named executive officers, this means using comparative market data to set compensation levels.

  •
  Implementing annual variable incentive compensation that is tied to specific corporate goals.  Our annual incentive program is focused on motivating our executives to achieve both company-wide and individual goals that are tied to our strategic plan.

  •
  Using equity awards that vest over time and deliver greater value as our stock price increases.  Using equity awards in order to align our named executive officers' interests with the interest of our stockholders in increasing long-term stockholder value.

        In addition, our compensation program features a number of practices designed to align further the interests of our named executive officers with those of our stockholders.

        Practices we employ:

  •
  We pay for performance.  Compensation tied to Company performance comprises a significant part of an executive's total compensation, and long-term equity-linked compensation is the largest element of total compensation.

  •
  We target pay competitively.  We seek to target pay to verifiable market data in order to ensure that we are both paying fairly and not overpaying our executives.

  •
  We use an independent compensation consultant.  The compensation committee uses Radford, an AON Hewitt Consulting company, as an independent compensation consultant to help verify market and best practices.

  •
  We have meaningful vesting periods.  Our equity awards have four-year ratable vesting from the date of grant.

  •
  We have a recoupment policy.  Our incentive plans require repayment of awards in the event of an accounting restatement involving certain forms of misconduct.

        Practices we do not employ:

  •
  We do not offer single trigger change of control payments.  Our severance arrangements are "double trigger" and in the event of a change of control will only provide severance payments if there is a termination of employment.

  •
  We do not provide for excessive perquisites.  We do not provide any perquisites to our named executive officers, other than limited amounts with respect to insurance payments.

  •
  We do not offer guaranteed bonuses.  The Company's annual incentive plan does not provide payment without achievement of performance goals, regardless of the reason for the failure to achieve performance goals.

  •
  We do not provide for tax gross-ups.  We do not provide any tax-gross ups to executives (other than customary payments in connection with relocation payments), including on any severance/change in control payments.

  •
  We do not permit hedging.  We prohibit profiting from short-term speculative swings in the value of the Company's stock through "short sales," "put" and "call" options, and hedging transactions.

Required Vote and Board Recommendation

        The affirmative vote from stockholders present in person or represented by proxy at the annual meeting representing a majority of the votes cast on the proposal is required to approve the Company's executive compensation. Abstentions and broker non-votes are not taken into account in determining the outcome of this vote. The vote is advisory and is not binding on the board. However, the compensation committee of the board expects to take into account the outcome of the vote as it continues to consider the Company's executive compensation program.

  THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF EXECUTIVE COMPENSATION.

PROPOSAL NO. 3—NON-BINDING VOTE ON THE FREQUENCY OF FUTURE NON-BINDING
VOTES ON EXECUTIVE COMPENSATION

        As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are seeking stockholder input on how often it will seek non-binding votes on the compensation of named executive officers as disclosed in future proxy statements, similar to Proposal 2 in this Proxy Statement. We are required to hold such votes at least once every three years. Accordingly, stockholders may indicate their preference to hold future non-binding votes on executive compensation:

  •
  every one year;

  •
  every two years; or

  •
  every three years.

        You may also abstain from voting. The board recommends that stockholders vote in favor of holding future non-binding votes on executive compensation every one year. Because this vote is non-binding, the board may determine how frequently it will hold future non-binding votes on executive compensation. However, the board of directors will consider the outcome of this vote in making its determination.

        The board believes that holding a non-binding vote on executive compensation every year will allow for regular stockholder input as the compensation committee undertakes its yearly compensation determinations. As a result, an annual vote will allow the compensation committee to be responsive to stockholder views about the compensation of the company's executive officers. The board also views an annual vote as a good corporate governance practice.

  THE BOARD RECOMMENDS A VOTE IN FAVOR OF HOLDING FUTURE NON-BINDING VOTES ON EXECUTIVE COMPENSATION "EVERY ONE YEAR."

 PROPOSAL NO. 4—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

        We are asking our stockholders to ratify the audit committee's appointment of Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2016. Although ratification is not required by our bylaws or otherwise, the board of directors is submitting the appointment of Ernst & Young to our stockholders for ratification as a matter of good corporate practice. If the appointment is not ratified, the audit committee will consider whether it is appropriate to appoint another independent registered public accounting firm. Even if the appointment is ratified, the audit committee in its discretion may appoint a different independent registered public accounting firm at any time during the year if the committee determines that such a change would be in the best interests of the Company and our stockholders.

        The board of directors first approved Ernst & Young as our independent auditors in 2010, and Ernst & Young has audited our consolidated financial statements since that time, including at December 31, 2015 and for the year ended December 31, 2015. Representatives of Ernst & Young are expected to be present at the Annual Meeting. They will be given an opportunity to make a statement at the meeting if they desire to do so, and they will be available to respond to appropriate questions.

  THE BOARD RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016.

Principal Accountant Fees and Services

        We regularly review the services and fees of our independent accountants. These services and fees are also reviewed by the audit committee on an annual basis. The aggregate fees billed by Ernst & Young for its services rendered to the Company for the fiscal years ended December 31, 2015 and 2014 are as follows:

Fee Category	2014	2015
Audit Fees	$555,800	$1,050,000
Audit-Related Fees	—	—
Tax Fees	43,000	95,000
All Other Fees	2,000	2,000

Total Fees	$600,800	$1,147,000

        Audit Fees.    Consist of fees billed for professional services rendered for the audit of our annual financial statements and services provided in connection with our securities offerings and registration statements.

        Audit-Related Fees.    Consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under "Audit Fees."

        Tax Fees.    Consist of fees billed for tax compliance, tax advice and tax planning and includes fees for tax return preparation.

        All Other Fees.    Consist of fees billed for products and services, other than those described above under Audit Fees, Audit-Related Fees and Tax Fees.

        During the fiscal years ended December 31, 2015 and 2014, Ernst & Young has provided various services, in addition to auditing our financial statements. The audit committee has determined that the provision of such services is compatible with maintaining Ernst & Young's independence. In 2015 and 2014, all fees paid to Ernst & Young were pre-approved pursuant to the policy described below.

Audit Committee's Pre-Approval Policies and Procedures

        The audit committee reviews with Ernst & Young and management the plan and scope of Ernst & Young's proposed annual financial audit and quarterly reviews, including the procedures to be utilized and Ernst & Young's compensation. The audit committee also pre-approves all auditing services, internal control related services and permitted non-audit services (including the fees and terms thereof) to be performed for us by Ernst & Young, subject to the de minimis exception for non-audit services that are approved by the audit committee prior to the completion of an audit. The audit committee may delegate pre-approval authority to one or more members of the audit committee consistent with applicable law and listing standards, provided that the decisions of such audit committee member or members must be presented to the full audit committee at its next scheduled meeting.

Audit Committee Report

        THE FOLLOWING REPORT OF THE AUDIT COMMITTEE DOES NOT CONSTITUTE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER FILING BY US UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT WE SPECIFICALLY INCORPORATE THIS REPORT.

        The audit committee operates under a written charter adopted by the board of directors, which is available in the Investors—Corporate Governance—Overview section of our corporate website, which is www.tesarobio.com. The audit committee reviews the charter and proposes necessary changes to the board on an annual basis.

        During the fiscal year ended December 31, 2015, the audit committee fulfilled its duties and responsibilities generally as outlined in its charter. The audit committee has:

  •
  reviewed and discussed with management the audited financial statements for the fiscal year ended December 31, 2015;

  •
  discussed with Ernst & Young, the independent auditors for fiscal year 2015, the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board; and

  •
  received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors' communications with the audit committee concerning independence, and has discussed with the independent auditors their independence.

        On the basis of the reviews and discussions referenced above, the audit committee recommended to the board of directors that the audited financial statements be included in TESARO's Annual Report on Form 10-K for the fiscal year ended December 31, 2015 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE (February 24, 2016)

Lawrence M. Alleva, Chair
Garry A. Nicholson
Arnold L. Oronsky, Ph.D.
Beth Seidenberg, M.D.

 PROPOSAL NO. 5—APPROVAL OF AN AMENDMENT TO THE TESARO, INC. 2015 NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN

        We are asking our stockholders to consider and to approve an amendment to the TESARO, Inc. 2015 Non-Employee Director Stock Incentive Plan (the "Director Plan"), limiting the shares of the Company's stock subject to awards granted in a calendar year to a non-employee director. The Director Plan became effective May 14, 2015.

        If stockholders approve this amendment to the Director Plan, it will become effective on the date of our Annual Meeting. Approval of this amendment would limit the maximum number of shares of stock subject to awards granted in any calendar year to any non-employee director of the Company to 50,000 shares of stock. The amendment also affirms the 500,000 shares reserved for issuance under the Director Plan.

        The board of directors believes that approval of this amendment to the Director Plan is in the best interests of the Company and its stockholders to enable the Company to continue recruiting and retaining highly-qualified non-employee directors, by having a dedicated amount of shares of common stock set aside to make equity awards available to our non-employee directors even if the separate common stock share reserve under our 2012 Omnibus Incentive Plan (the "2012 Incentive Plan") should in the future be exhausted.

Summary of the Material Terms of the Director Plan

        The following summary of the material terms of the Director Plan is qualified in its entirety by reference to the full text of the Director Plan, a copy of which is attached as Appendix A to this proxy statement and which is incorporated by reference into this proposal. Stockholders should refer to Appendix A for a more complete description of the Director Plan.

        Purpose.    The purpose of the Director Plan is to promote the best interests of the Company by enhancing the Company's ability to attract and retain highly qualified non-employee directors and by rewarding the Company's current non-employee directors for their services to the Company.

        Eligibility.    Directors who are not employed as an officer, employee, or consultant of the Company are eligible to participate in the Director Plan. As of April 1, 2016, there were eight non-employee directors of the Company who were eligible to participate in the Director Plan.

        Effective Date and Term.    The Director Plan became effective on May 14, 2015. Unless terminated sooner by our board of directors, the Director Plan will terminate on the 10 year anniversary of the effective date for the plan.

        Amendment and Termination.    Our board of directors may amend or terminate the Director Plan at any time; provided that no amendment may adversely impair the benefits of grantees with outstanding awards. Our stockholders also must approve any amendment that changes the no re-pricing provisions of the Director Plan.

        Administration of the Director Plan.    The Director Plan is administered by our compensation committee, and our compensation committee determines all terms of awards under the Director Plan. Each member of our compensation committee that administers the Director Plan is and will be a "non-employee director" within the meaning of Rule 16b-3 of the Exchange Act, an "outside director" within the meaning of Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended (the "Code") and an "independent" director within the meaning of the NASDAQ Marketplace Rules. Our compensation committee also determines who will receive awards under the Director Plan, the type of award and its terms and conditions and the number of shares of our common stock subject to the award, if the award is equity-based. Our compensation committee also interprets the provisions of the Director Plan. During any period of time in which we do not have a compensation committee, the

Director Plan may be administered by our board of directors or another committee appointed by our board of directors. References in this summary to the compensation committee include a reference to the board of directors or another committee appointed by the board of directors for those periods in which the board of directors or such other committee appointed by the board of directors is acting.

        Shares Available for Issuance.    There are 500,000 shares of common stock reserved for issuance under the Director Plan. On March 31, 2016, the closing price of the Company's common stock as reported on the NASDAQ Stock Market was $44.03 per share. The aggregate market value of the 500,000 shares on that date was approximately $22.0 million. As of March 31, 2016, there are 112,429 shares reserved under the Director Plan that are subject to outstanding awards and there remain an additional 387,571 shares reserved. The Director Plan as originally drafted contained an inadvertent reference to the 2012 Incentive Plan that could be interpreted to mean that the shares issued under the Director Plan were a subset of those issued under the 2012 Incentive Plan. This amendment clarifies that the shares reserved for issuance under the Director Plan are reserved separately from those under the 2012 Incentive Plan.

        Limits.    The maximum number of shares of stock subject to awards granted in any calendar year to any non-employee director of the Company is 50,000 shares of stock.

        Awards.    The Director Plan permits grants of options, stock appreciation rights, restricted stock, and restricted stock units. Any grants are discretionary and will be made pursuant to any non-employee director compensation program in effect from time to time.

        Options.    The Director Plan authorizes our compensation committee to grant nonstatutory stock options, which are options that do not qualify as incentive stock options under Section 421 of the Code. The exercise price of each option will be determined by the compensation committee, provided that the price will be equal to at least the fair market value of the shares of common stock on the date on which the option is granted. The term of an option cannot exceed 10 years from the date of grant. The compensation committee determines at what time or times each option may be exercised and the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments. The exercisability of options may be accelerated by the compensation committee.

        The exercise price for any option or the purchase price for shares of restricted stock is generally payable (1) in cash or cash equivalents, (2) to the extent the award agreement provides, by the surrender of shares of common stock (or attestation of ownership of such shares) with an aggregate fair market value on the date on which the option is exercised, of the exercise or purchase price, (3) with respect to an option only, to the extent the award agreement provides, by payment through a broker in accordance with procedures established by us, or (4) to the extent the award agreement provides and/or unless otherwise specified in an award agreement, any other form permissible by applicable laws, including net exercise and service to us.

        Restricted Stock.    The Director Plan also provides for the grant of restricted stock awards. A restricted stock award is an award of shares of common stock that may be subject to restrictions on transferability and other restrictions as our compensation committee determines in its sole discretion on the date of grant. The restrictions, if any, may lapse over a specified period of time or through the satisfaction of conditions, in installments or otherwise, as our compensation committee may determine. A grantee who receives a stock award will have all of the rights of a stockholder as to those shares, including, without limitation, the right to vote and the right to receive dividends or distributions on the shares, except that the board of directors may require any dividends to be reinvested in shares. During the period, if any, when share awards are non-transferable or forfeitable, a grantee is prohibited from selling, transferring, assigning, pledging or otherwise encumbering or disposing of his or her award shares.

        Stock Appreciation Rights.    The Director Plan authorizes our compensation committee to grant stock appreciation rights ("SARs"), that provide the recipient with the right to receive, upon exercise of the SAR, cash, shares of common stock or a combination of the two. The amount that the recipient will receive upon exercise of the SAR will equal the excess of the fair market value of our common stock on the date of exercise over the shares' fair market value on the date of grant. SARs will become exercisable in accordance with terms determined by our compensation committee. SARs may be granted in tandem with an option grant or independently from an option grant. The term of a SAR cannot exceed ten (10) years from the date of grant.

        Restricted Stock Units.    The Director Plan also authorizes our compensation committee to grant stock units. Stock units represent the grantee's right to receive, upon payment by us of a cash dividend on our outstanding stock, a cash payment for each stock unit held, equal to the per stock dividend paid on such outstanding stock. A holder of stock units will not have rights as a stockholder.

        No Stock Option Re-pricing/Exchange.    Except in connection with certain transactions involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, shares of stock, other securities or other property), stock split, extraordinary cash dividend, recapitalization, Change in Control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of stock or other securities or similar transaction), the Company may not, without obtaining stockholder approval: (a) amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs; (b) cancel outstanding options or SARs in exchange for or substitution of options or SARs with an exercise price that is less than the exercise price of the original options or SARs; or (c) cancel outstanding options or SARs with an exercise price above the current stock price in exchange for cash or other securities.

        Change in Control.    The Director Plan contains provisions, which are described below, that provide for adjustments to the terms of some types of outstanding awards upon the occurrence of specified kinds of corporate transactions, including transactions that would be deemed to constitute a Change in Control of the Company within the meaning of the Director Plan, which we refer to as a "Change in Control". If we experience a Change in Control of the Company in which any awards issued under the Director Plan are not assumed or continued, except as otherwise provided in the applicable award agreement or in another agreement with the grantee, the compensation committee may elect to, in its sole discretion: (i) cause some or all of the outstanding awards to be deemed to have vested; (ii) cancel any of the outstanding awards and pay or deliver, or cause to be paid or delivered, to the holder an amount in cash or securities having a value (as determined by the compensation committee in good faith), in the case of restricted stock or restricted stock units, equal to the formula or fixed price per share paid to holders of shares of common stock pursuant to such Change in Control and, in the case of options or SARs, equal to the product of the number of shares of common stock subject to such options or SARs multiplied by the amount, if any, by which (x) the formula or fixed price per share paid to holders of shares of common stock pursuant to such transaction exceeds (y) the option price or SAR price applicable to such stock; or (iii) take no action, in which case the awards shall be governed by the terms of the applicable award agreement.

        If we experience a Change in Control of the Company in which any awards issued under the Director Plan are assumed or continued, except as otherwise provided in the applicable award agreement or in another agreement with the grantee, the Director Plan and the applicable awards granted under it shall continue in a manner and under the terms so provided, to the extent that provision is made in writing in connection with such Change in Control for the assumption or substitution of such awards.

        Definition of Change in Control.    For purposes of this section only, a "Change in Control" shall mean the occurrence of any of the following: (i) subject to certain exceptions, a person or group becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of more than 50%

of the total voting power of the voting stock of the Company, on a fully diluted basis; (ii) individuals who on the effective date of the Director Plan constitute the board of directors (together with any new directors whose election by such board or whose nomination by such board for election by the stockholders of the Company was approved by a vote of at least a majority of the members of such board then in office who either were members of such board on the effective date of the Director Plan or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of such board then in office; (iii) the Company consolidates with, or merges with or into, any person, or any person consolidates with, or merges with or into, the Company, other than any such transaction in which the holders of securities that represented 100% of the voting stock of the Company immediately prior to such transaction (or other securities into which such securities are converted as part of such merger or consolidation transaction) own directly or indirectly at least a majority of the voting power of the voting stock of the surviving person in such merger or consolidation transaction immediately after such transaction; (iv) there is consummated any direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one transaction or a series of related transactions, of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole, to any person or group; or (v) the stockholders of the Company adopt a plan or proposal for the liquidation, winding up or dissolution of the Company.

Summary of U.S. Federal Income Tax Consequences

        The following summarizes the federal income tax consequences of awards that may be granted under the Director Plan.

Options

        The grant of an option will not be a taxable event for the grantee or the Company. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of common stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

        If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

        A grantee who has transferred an option to a family member by gift will realize taxable income at the time the option is exercised by the family member. The grantee will be subject to withholding of income and employment taxes at that time. The family member's tax basis in the shares of common stock will be the fair market value of the shares of common stock on the date the option is exercised. The transfer of vested options will be treated as a completed gift for gift and estate tax purposes. Once the gift is completed, neither the transferred options nor the shares acquired on exercise of the transferred options will be includable in the grantee's estate for estate tax purposes.

        In the event a grantee transfers an option to his or her ex-spouse incident to the grantee's divorce, neither the grantee nor the ex-spouse will recognize any taxable income at the time of the transfer. In general, a transfer is made "incident to divorce" if the transfer occurs within one year after the marriage ends or if it is related to the end of the marriage (for example, if the transfer is made pursuant to a divorce order or settlement agreement). Upon the subsequent exercise of such option by the ex-spouse, the ex-spouse will recognize taxable income in an amount equal to the difference between the exercise price and the fair market value of the shares of common stock at the time of exercise. Any distribution to the ex-spouse as a result of the exercise of the option will be subject to employment and income tax withholding at this time.

Stock Appreciation Rights

        There are no immediate tax consequences of receiving an award of SARs under the Director Plan. Upon exercising a SAR, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Restricted Stock

        A grantee who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of common stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the common stock on the date of the award (less the purchase price, if any), determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the common stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse and dividends paid while the common stock is subject to restrictions will be subject to withholding taxes. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Restricted Stock Units

        There are no immediate tax consequences of receiving an award of restricted stock units under the Director Plan. A grantee who is awarded restricted stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period or, if later, the payment date. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Previous Equity Grants Under the Director Plan

        The following table provides information as of April 1, 2016 about all equity grants that have been granted under the Director Plan since it was adopted. Other than non-employee directors, no other person is entitled to participate in the Director Plan.

	Number of Equity Awards Granted Since Inception of Plan
Name of Individual or Identity of Group	Stock Options (#)	Stock Appreciation Rights (#)	Restricted Stock (#)	Restricted Stock Units (#)
All Current Directors who are not Executive Officers	109,000	0	0	0

        In addition to the awards listed in the table above, we have issued an aggregate of 3,429 shares of unrestricted common stock to non-employee directors under the Director Plan in lieu of annual cash retainer fees that such directors were otherwise entitled to receive.

New Plan Benefits Table

        As we expect to continue to utilize our current non-employee director compensation policy for the foreseeable future, the following table shows the number of non-qualified stock options that are anticipated to be granted under the Director Plan in 2016 if all of our director nominees are elected at the Annual Meeting:

Name and Position	Dollar Value		Number of Options
Non-Employee Director Group (8 persons)		$(1)	84,000

(1)
The dollar value of these awards depends on the fair market value of our shares of common stock on a future date and therefore is not determinable at this time.

  THE BOARD RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE AMENDMENT TO THE DIRECTOR PLAN.

 SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

Equity Compensation Plan Information as of December 31, 2015

	Number of securities to be issued upon exercise of outstanding options and rights (a)	Weighted-average exercise price of outstanding options and rights (b)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Plan Category
Equity compensation plans approved by security holders(1)(2)(3)	5,863,352	$34.04	2,085,453
Equity compensation plans not approved by security holders(4)	75,000	$57.66	—

Total	5,938,352	$34.34	2,085,453

(1)
As of December 31, 2015, 1,437,159 shares remained available for issuance under the 2012 Incentive Plan, which became effective in April 2012, including 6,857 remaining shares that were then available for future issuance under the 2010 Stock Incentive Plan (the "2010 Incentive Plan"), which were transferred to the 2012 Incentive Plan at its inception. The number of shares of our common stock reserved for issuance under the 2012 Incentive Plan will be increased (i) from time to time by the number of shares of our common stock forfeited upon the expiration, cancellation, forfeiture, cash settlement or other termination of awards under the 2010 Incentive Plan and (ii) on January 1 of each year, starting in 2014, by a number of shares of common stock equal to the lesser of (x) 4% of the shares of common stock outstanding at such time or (y) the number of shares determined by our board of directors. As of December 31, 2015, 151,075 shares of our common stock had been cancelled under the 2010 Incentive Plan and transferred to the 2012 Incentive Plan. Effective January 1, 2016, the number of shares authorized for issuance under the 2012 Incentive Plan was increased by 1,611,191 shares.

(2)
As of December 31, 2015, 236,723 shares were available for issuance under our 2012 Employee Stock Purchase Plan, which became effective in June 2012.

(3)
As of December 31, 2015, 411,571 shares were available for issuance under our 2015 Non-Employee Director Stock Incentive Plan, which became effective in May 2015.

(4)
On March 30, 2015, 75,000 shares were granted as part of an inducement award outside of the 2012 Incentive Plan.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors, executive officers and 10% stockholders to file reports of ownership of our equity securities. To our knowledge, based solely on review of the copies of such reports furnished to us related to the year ended December 31, 2015, all such reports were made on a timely basis except for one report for Dr. Seidenberg.

BENEFICIAL OWNERSHIP OF COMMON STOCK

        The following table sets forth certain information as of March 31, 2016 (unless otherwise specified), with respect to the beneficial ownership of our common stock by each person who is known to own beneficially more than 5% of the outstanding shares of common stock, each person currently serving as a director, each nominee for director, each named executive officer (as set forth in the Summary Compensation Table above), and all directors and executive officers as a group:

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percentage of Class
5% Stockholders
Entities affiliated with New Enterprise Associates(1)	10,275,113	23.0%
FMR LLC(2)	6,013,549	13.4%
Wellington Management Company, LLP(4)	4,172,167	9.3%
T. Rowe Price Associates, Inc.(3)	4,081,419	9.1%
Entities affiliated with Kleiner Perkins Caufield and Byers(5)	2,913,523	6.5%
BlackRock, Inc.(6)	2,620,980	5.9%
Directors and Named Executive Officers
Leon O. Moulder, Jr.(7)	1,965,784	4.3%
Mary Lynne Hedley, Ph.D.(8)	1,426,617	3.1%
David M. Mott(9)	10,316,480	23.1%
Lawrence M. Alleva(10)	84,924	*
James O. Armitage, M.D.(11)	38,166	*
Earl M. (Duke) Collier, Jr.(12)	18,333	*
Garry A. Nicholson	—	*
Arnold L. Oronsky, Ph.D.(13)	2,053,882	4.6%
Kavita Patel, M.D.	—	*
Beth Seidenberg, M.D.(14)	2,964,321	6.6%
Timothy R. Pearson(15)	79,998	*
Grant C. Bogle(16)	1,458	*
Jeffrey H. Hanke, Ph.D.(16)	1,458	*
All of our directors and executive officers as a group (15 persons)	18,976,629	40.5%

*
Represents beneficial ownership of less than 1%.

(1)
Includes 9,564,684 shares of common stock held of record by New Enterprise Associates 13, L.P. ("NEA 13"), and 710,429 shares of common stock held of record by NEA 15 Opportunity Fund, L.P. ("NEA 15"). The shares directly held by NEA 13 are indirectly held by NEA Partners 13, L.P. ("NEA Partners 13"), the sole general partner of NEA 13, NEA 13 GP, LTD ("NEA 13 LTD"), the sole general partner of NEA Partners 13 and each of the individual directors of NEA 13 GP, LTD. The individual directors of NEA 13 LTD (collectively, the "NEA 13 Directors") are M. James Barrett, Peter J. Barris, Forest Baskett, Patrick J. Kerins, Krishna S. "Kittu" Kolluri, Mr. Mott, Scott D. Sandell, Ravi Viswanathan and Harry R. Weller. NEA 13, NEA Partners 13 and NEA 13 LTD and the NEA 13 Directors share voting and dispositive power with regard to the Company's securities directly held by NEA 13. As members of NEA LLC's board of directors, each of Mr. Barrett, Mr. Barris, Mr. Baskett and Mr. Sandell may also be deemed to beneficially own the NEA LLC Shares. The principal business address for New Enterprise Associates is 1954 Greenspring Drive, Suite 600, Timonium, Maryland 21093.

(2)
Based solely on a Schedule 13G/A filed by FMR LLC on February 12, 2016. FMR LLC has sole dispositive power with respect to 6,013,549 shares and sole voting power over 396,591 shares. The principal business address for FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.

(3)
Based solely on a Schedule 13G/A filed by T. Rowe Price Associates, Inc. on March 10, 2016. These securities are owned by various individual and institutional investors for which T. Rowe Price Associates, Inc. ("Price Associates") serves as an investment advisor with power to direct investments and/or sole power to vote the securities. For the purposes of the reporting requirements of the Exchange Act, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. The principal business address for T. Rowe Price Associates, Inc. is 100 East Pratt Street, Baltimore, Maryland 21202.

(4)
Based solely on a Schedule 13G/A filed by Wellington Management Group LLP on March 10, 2016. This stockholder is deemed to be the beneficial owner with shared voting and dispositive power of 4,172,167 shares (except for 3,530,497 shares as to which this stockholder has only shared voting power) of the Company's common stock as a result of being an investment adviser. The principal business address for Wellington Management Group LLP is 280 Congress Street, Boston, Massachusetts 02210.

(5)
Includes 2,686,268 shares held by Kleiner Perkins Caufield & Byers XIV, LLC ("KPCB XIV") and 227,255 shares held by KPCB XIV Founders Fund, LLC ("KPCB XIV Founders"). The shares held by KPCB XIV and KPCB XIV Founders are held for convenience in the name of "KPCB Holdings, Inc., as nominee." KPCB Holdings, Inc. has no voting, dispositive or pecuniary interest in any such shares. The managing member of KPCB XIV and KPCB XIV Founders is KPCB XIV Associates, LLC ("KPCB XIV Associates"). The address for all entities affiliated with Kleiner Perkins Caufield & Byers is 2750 Sand Hill Road, Menlo Park, California 94025.

(6)
Based solely on a Schedule 13G filed by BlackRock, Inc. ("BlackRock") on January 28, 2016. BlackRock and its subsidiaries have sole dispositive power over 2,620,980 shares and sole voting power with respect to 2,566,577 shares. The principal business address for BlackRock is 55 East 52nd Street, New York, New York 10055.

(7)
Includes 959,356 shares of common stock subject to outstanding options that are exercisable within 60 days of March 31, 2016.

(8)
Includes 863,048 shares of common stock subject to outstanding options that are exercisable within 60 days of March 31, 2016.

(9)
Includes 10,034 shares of common stock held of record by Mr. Mott, 30,000 shares of common stock subject to outstanding options that are exercisable within 60 days of March 31, 2016, and the shares held directly by NEA 13 and NEA 15. Mr. Mott, a general partner at New Enterprise Associates, disclaims beneficial ownership of all of the shares held directly by NEA 13 and NEA 15 except to the extent of his pecuniary interest therein, if any.

(10)
Includes 58,570 shares of common stock subject to outstanding options that are exercisable within 60 days of March 31, 2016.

(11)
Includes 36,666 shares of common stock subject to outstanding options that are exercisable within 60 days of March 31, 2016, and 1,500 shares of common stock held by a trust of which Dr. Armitage's spouse is a trustee.

(12)
Includes 18,333 shares of common stock subject to outstanding options that are exercisable within 60 days of March 31, 2016.

(13)
Includes 10,096 shares of common stock held of record by Dr. Oronsky, 30,000 shares of common stock subject to outstanding options that are exercisable within 60 days of March 31, 2016, and 2,013,786 shares held directly by InterWest Partners X, LP ("IW10"). Dr. Oronsky, a general partner at InterWest Partners, disclaims beneficial ownership of all of the shares held directly by IW10 except to the extent of his pecuniary interest therein, if any.

(14)
Includes 20,388 shares of common stock held of record by Dr. Seidenberg, 30,000 shares of common stock subject to outstanding options that are exercisable within 60 days of March 31, 2016, and 510 shares held by trusts of which she and her spouse are co-trustees and her sons are beneficiaries and the shares held directly by entities affiliated with Kleiner Perkins Caufield & Byers, whose beneficial ownership Dr. Seidenberg disclaims except to the extent of her pecuniary interest therein, if any.

(15)
Includes 79,998 shares of common stock subject to outstanding options that are exercisable within 60 days of March 31, 2016.

(16)
Includes 1,458 shares of common stock subject to outstanding options that are exercisable within 60 days of March 31, 2016.

 GENERAL MATTERS

Availability of Certain Documents

        A copy of our 2015 Annual Report on Form 10-K has been posted on the Internet along with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy-soliciting material. We will mail to you without charge, upon written request, a copy of our 2015 Annual Report on Form 10-K, excluding exhibits. Please send a written request to our Corporate Secretary at:

    TESARO, Inc.
    1000 Winter Street, Suite 3300
    Waltham, Massachusetts 02451
    Attention: Corporate Secretary

        The charters for our audit, compensation and governance and nominating committees, as well as our Guidelines and our Code of Ethics, are in the Investors—Corporate Governance section of our corporate website, which is www.tesarobio.com, and are also available in print without charge upon written request to the address above.

        Stockholders residing in the same household who hold their stock through a bank or broker may receive only one set of proxy materials in accordance with a notice sent earlier by their bank or broker. This practice will continue unless instructions to the contrary are received by your bank or broker from one or more of the stockholders within the household. We will promptly deliver a separate copy of the proxy materials to such stockholders if you make a written or oral request to our Corporate Secretary at the address above, or by calling (339) 970-0900.

        If you hold your shares in "street name" and reside in a household that received only one copy of the proxy materials, you can request to receive a separate copy in the future by following the instructions sent by your bank or broker. If your household is receiving multiple copies of the proxy materials, you may request that only a single set of materials be sent by following the instructions sent by your bank or broker.

Stockholder Proposals and Nominations

        Requirements for Stockholder Proposals to be Considered for Inclusion in our Proxy Materials.    To be considered for inclusion in next year's proxy statement, stockholder proposals must be received by our Corporate Secretary at our principal executive offices no later than the close of business on December 9, 2016.

        Requirements for Stockholder Proposals to be Brought Before an Annual Meeting.    Our bylaws provide that, for stockholder nominations to the board of directors or other proposals to be considered at an annual meeting, the stockholder must have given timely notice thereof in writing to the Corporate Secretary at TESARO, Inc., Attn.: Corporate Secretary, 1000 Winter Street, Suite 3300, Waltham, Massachusetts 02451. To be timely for an annual meeting, the stockholder's notice must be delivered to or mailed and received by us not more than 120 days, and not less than 90 days, before the anniversary date of the preceding annual meeting, except that if the annual meeting is set for a date that is not within 30 days before or 60 days after such anniversary date, we must receive the notice not later than the close of business on the tenth day following the day on which we provide notice or public disclosure of the date of the meeting. Assuming the date of our 2017 annual meeting is not so advanced or delayed, stockholders who wish to make a proposal at the 2017 annual meeting must notify us no earlier than January 11, 2017 and no later than February 10, 2017. Such notice must provide the information required by our bylaws with respect to each matter the stockholder proposes to bring before the 2017 annual meeting.

Other Matters

        As of the date of this Proxy Statement, the board of directors does not intend to present any matters other than those described herein at the Annual Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

Directions to Annual Meeting

        Directions to the 2016 Annual Meeting of Stockholders, to be held at The Conference Center at Waltham Woods, 860 Winter Street, Waltham, MA 02451 are set forth below:

        From Boston and Logan Airport—Take the Massachusetts Turnpike/I-90 West past the tollbooth and follow the signs for I-95/128 North (Exit 15). Take I-95/128 North for approximately two miles to Exit 27B (Wyman Street/Winter Street). At the lights, turn right onto Wyman Street. Remain in the right lane and bear right onto Winter Street. Remain in the right lane. Remain in the far right lane through two sets of lights, passing the Embassy Suites Hotel on the left. Travel around the Cambridge Reservoir (on the right) for approximately 0.5 mile (passing AstraZeneca on the left). Turn left at the granite sign announcing HealthPoint and Waltham Woods Corporate Center. Travel up the hill following the green signs to Waltham Woods Corporate Center for approximately 0.3 mile and turn left into the parking lot for the Massachusetts Medical Society/Conference Center at Waltham Woods. Park near the Conference Center entrance and enter the lobby through the glass doors.

By Order of the Board of Directors

Leon O. Moulder, Jr. Chief Executive Officer April 8, 2016

Appendix A

TESARO, INC.

2015 NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN

NOTE: TEXT ADDED PURSUANT TO THE AMENDMENT IS INDICATED HEREIN BY UNDERLINE.
TEXT DELETED PURSUANT TO THE AMENDMENT IS INDICATED BY STRIKETHROUGH.

i

ii

TESARO, INC.
2015 NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN

1.  PURPOSE

        The Plan is intended to promote the best interests of the Company by enhancing the Company's ability to attract and retain highly qualified Non-Employee Directors and by rewarding the Company's current Non-Employee Directors for their services to the Company. To this end, the Plan provides for the grant of Awards of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, and Unrestricted Stock.

2.  DEFINITIONS

        For purposes of interpreting the Plan documents, including the Plan and Award Agreements, the following capitalized terms shall have the meanings specified below, unless the context clearly indicates otherwise:

        2.1   "Affiliate" shall mean any Person that controls, is controlled by, or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary. For purposes of grants of Options or Stock Appreciation Rights, an entity may not be considered an Affiliate unless the Company holds a Controlling Interest in such entity.

        2.2   "Applicable Laws" shall mean the legal requirements relating to the Plan and the Awards under (a) applicable provisions of the Code, the Securities Act, the Exchange Act, any rules or regulations thereunder, and any other laws, rules, regulations, and government orders of any jurisdiction applicable to the Company or its Affiliates, (b) applicable provisions of the corporate, securities, tax, and other laws, rules, regulations, and government orders of any jurisdiction applicable to Awards granted to residents thereof, and (c) the rules of any Stock Exchange or Securities Market on which the Common Stock is listed or publicly traded.

        2.3   "Award" shall mean a grant under the Plan of an Option, a Stock Appreciation Right, Restricted Stock, a Restricted Stock Unit, or Unrestricted Stock.

        2.4   "Award Agreement" shall mean the written agreement, in such written, electronic, or other form as determined by the Committee, between the Company and a Grantee that evidences and sets forth the terms and conditions of an Award.

        2.5   "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

        2.6   "Board" shall mean the Board of Directors of the Company.

        2.7   "Capital Stock" shall mean, with respect to any Person, any and all shares, interests, participations, or other equivalents (however designated, whether voting or non-voting) in equity of such Person, whether outstanding on the Effective Date or issued thereafter, including, without limitation, all shares of Common Stock.

        2.8   "Change in Control" shall mean, subject to Section 15.10, the occurrence of any of the following:

          (a)   A Person or Group becomes the Beneficial Owner of more than fifty percent (50%) of the total voting power of the Voting Stock of the Company, on a Fully Diluted Basis;

          (b)   Individuals who on the effective date of the Plan constitute the board of directors (together with any new directors whose election by such board or whose nomination by such board for election by the stockholders of the Company was approved by a vote of at least a majority of the members of such board then in office who either were members of such board on the effective date of the Plan or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of such board then in office;

          (c)   The Company consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company, other than any such transaction in which the holders of securities that represented 100% of the voting stock of the Company immediately prior to such transaction (or other securities into which such securities are converted as part of such merger or consolidation transaction) own directly or indirectly at least a majority of the voting power of the Voting Stock of the surviving Person in such merger or consolidation transaction immediately after such transaction;

          (d)   The consummation of any direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one transaction or a series of related transactions, of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole, to any Person or Group; or

          (e)   the stockholders of the Company adopt a plan or proposal for the liquidation, winding up or dissolution of the Company.

        2.9   "Code" shall mean the Internal Revenue Code of 1986, as amended, as now in effect or as hereafter amended, and any successor thereto. References in the Plan to any Code Section shall be deemed to include, as applicable, regulations and guidance promulgated under such Code Section.

        2.10 "Committee" shall mean a committee of, and designated from time to time by resolution of, the Board, which shall be constituted as provided in Section 3.1.2 (or, if no Committee has been so designated, the Board).

        2.11 "Common Stock" shall mean the common stock, par value $0.0001 per share, of the Company that may be issued and outstanding from time to time.

        2.12 "Company" shall mean TESARO, Inc. and any successor thereto.

        2.13 "Controlling Interest" shall have the meaning set forth in Treasury Regulation Section 1.414(c)-2(b)(2)(i); provided that (a) except as specified in clause (b) below, an interest of "at least 50 percent" shall be used instead of an interest of "at least 80 percent" in each case where "at least 80 percent" appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i) and (b) where a grant of Options or Stock Appreciation Rights is based upon a legitimate business criterion, an interest of "at least 20 percent" shall be used instead of an interest of "at least 80 percent" in each case where "at least 80 percent" appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i).

        2.14 "Effective Date" shall mean the date the Plan is approved by the Company's stockholders.

        2.15 "Employee" shall mean, as of any date of determination, an employee (including an officer) of the Company or an Affiliate.

        2.16 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, as now in effect or as hereafter amended, and any successor thereto.

        2.17 "Fair Market Value" shall mean the fair market value of a share of Stock for purposes of the Plan, which shall be, as of any date of determination:

          (a)   If on such date the shares of Stock are listed on a Stock Exchange, or are publicly traded on another Securities Market, the Fair Market Value of a share of Stock shall be the closing price of the Stock as reported on such Stock Exchange or such Securities Market (provided that, if there is more than one such Stock Exchange or Securities Market, the Committee shall designate the appropriate Stock Exchange or Securities Market for purposes of the Fair Market Value determination). If there is no such reported closing price on such date, the Fair Market Value of a share of Stock shall be the closing price of the Stock on the next preceding day on which any sale of Stock shall have been reported on such Stock Exchange or such Securities Market.

          (b)   If on such date the shares of Stock are not listed on a Stock Exchange or publicly traded on a Securities Market, the Fair Market Value of a share of Stock shall be the value of the Stock as determined by the Committee by the reasonable application of a reasonable valuation method, in a manner consistent with Code Section 409A.

        Notwithstanding this Section 2.17 or Section 15.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to Section 15.3, the Fair Market Value will be determined by the Committee in good faith using any reasonable method as it deems appropriate, to be applied consistently with respect to Grantees; provided, further, that the Committee shall determine the Fair Market Value of shares of Stock for tax withholding obligations due in connection with sales, by or on behalf of a Grantee, of such shares of Stock subject to an Award to pay the Option Price, SAR Price, and/or any tax withholding obligation on the same date on which such shares may first be sold pursuant to the terms of the applicable Award Agreement (including broker-assisted cashless exercises of Options and Stock Appreciation Rights, as described in Section 12.3, and sell-to-cover transactions) in any manner consistent with applicable provisions of the Code, including but not limited to using the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date) as the Fair Market Value of such shares, so long as such Grantee has provided the Company, or its designee or agent, with advance written notice of such sale.

        2.18 "Family Member" shall mean, with respect to any Grantee as of any date of determination, (a) a Person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of such Grantee, (b) any Person sharing such Grantee's household (other than a tenant or employee), (c) a trust in which any one or more of the Persons specified in clauses (a) and (b) above (and such Grantee) own more than fifty percent (50%) of the beneficial interest, (d) a foundation in which any one or more of the Persons specified in clauses (a) and (b) above (and such Grantee) control the management of assets, and (e) any other entity in which one or more of the Persons specified in clauses (a) and (b) above (and such Grantee) own more than fifty percent (50%) of the voting interests.

        2.19 "Fully Diluted Basis" shall mean, as of any date of determination, the sum of (x) the number of shares of Voting Stock outstanding as of such date of determination plus (y) the number of shares of Voting Stock issuable upon the exercise, conversion, or exchange of all then-outstanding warrants, options, convertible Capital Stock or indebtedness, exchangeable Capital Stock or indebtedness, or other rights exercisable for or convertible or exchangeable into, directly or indirectly, shares of Voting Stock, whether at the time of issue or upon the passage of time or upon the occurrence of some future event, and whether or not in-the-money as of such date of determination.

        2.20 "Grant Date" shall mean, as determined by the Committee, the latest to occur of (a) the date as of which the Committee approves the Award, (b) the date on which the recipient of an Award first becomes eligible to receive an Award under Article 6 hereof, or (c) such subsequent date specified by the Committee in the corporate action approving the Award.

        2.21 "Grantee" shall mean a Non-Employee Director who receives or holds an Award under the Plan.

        2.22 "Group" shall have the meaning set forth in Sections 13(d) and 14(d)(2) of the Exchange Act.

        2.23 "Non-Employee Director" shall have the meaning set forth in Rule 16b-3 under the Exchange Act; provided at the time of grant such Non-Employee Director must be (i) a natural person, (ii) who is currently providing bona fide services to the Company or an Affiliate as a member of the Board.

        2.24 "Option" shall mean an option to purchase one or more shares of Stock at a specified Option Price awarded to a Grantee pursuant to Article 8.

        2.25 "Option Price" shall mean the per share exercise price for shares of Stock subject to an Option.

        2.26 "Person" shall mean an individual, a corporation, a partnership, a limited liability company, an association, a trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof; provided that, for purposes of Section 2.8(a) and Section 2(d), Person shall have the meaning set forth in Sections 13(d) and 14(d)(2) of the Exchange Act.

        2.27 "Plan" shall mean this TESARO, Inc. Non-Employee Director Stock Incentive Plan, as amended from time to time.

        2.28 "Restricted Period" shall mean a period of time established by the Committee during which an Award of Restricted Stock or Restricted Stock Units is subject to restrictions.

        2.29 "Restricted Stock" shall mean shares of Stock awarded to a Grantee pursuant to Article 10.

        2.30 "Restricted Stock Unit" shall mean a bookkeeping entry representing the equivalent of one (1) share of Stock awarded to a Grantee pursuant to Article 10 that may be settled, subject to the terms and conditions of the applicable Award Agreement, in shares of Stock, cash, or a combination thereof.

        2.31 "SAR Price" shall mean the per share exercise price of a SAR.

        2.32 "Securities Act" shall mean the Securities Act of 1933, as amended, as now in effect or as hereafter amended, and any successor thereto.

        2.33 "Securities Market" shall mean an established securities market.

        2.34 "Separation from Service" shall have the meaning set forth in Code Section 409A.

        2.35 "Service" shall mean service performed by a Grantee as a Non-Employee Director, Employee, or consultant of the Company or an Affiliate. Unless otherwise provided in the applicable Award Agreement, a Grantee's change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to provide Service to the Company or an Affiliate as a Non-Employee Director, Employee, or consultant. Subject to the preceding sentence, any determination by the Committee whether a termination of Service shall have occurred for purposes of the Plan shall be final, binding, and conclusive. If a Grantee's Service relationship is with an Affiliate and the applicable entity ceases to be an Affiliate, a termination of Service shall be deemed to have occurred when such entity ceases to be an Affiliate unless the Grantee transfers his or her employment or other Service relationship to the Company or any other Affiliate.

        2.36 "Service Recipient Stock" shall have the meaning set forth in Code Section 409A.

        2.37 "Share Limit" shall have the meaning set forth in Section 4.1.

        2.38 "Short-Term Deferral Period" shall have the meaning set forth in Code Section 409A.

        2.39 "Stock" shall mean the common stock, par value $0.0001 per share, of the Company, or any security into which shares of Stock may be changed or for which shares of Stock may be exchanged as provided in Section 14.1.

        2.40 "Stock Appreciation Right" or "SAR" shall mean a right granted to a Grantee pursuant to Article 9.

        2.41 "Stock Exchange" shall mean the New York Stock Exchange, the NASDAQ Capital Market, the NASDAQ Global Market, the NASDAQ Global Select Market, or another established national or regional stock exchange.

        2.42 "Subsidiary" shall mean any corporation (other than the Company) or non-corporate entity with respect to which the Company owns, directly or indirectly, fifty percent (50%) or more of the total combined voting power of all classes of Voting Stock. In addition, any other entity may be designated by the Committee as a Subsidiary, provided that (a) such entity could be considered as a subsidiary according to generally accepted accounting principles in the United States of America and (b) in the case of an Award of Options or Stock Appreciation Rights, such Award would be considered to be granted in respect of Service Recipient Stock under Code Section 409A.

        2.43 "Substitute Award" shall mean an Award granted upon assumption of, or in substitution for, outstanding awards previously granted under a compensatory plan of the Company or an Affiliate.

        2.44 "Unrestricted Stock" shall mean Stock that is free of any restrictions.

        2.45 "Voting Stock" shall mean, with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers, or other voting members of the governing body of such Person.

3.  ADMINISTRATION OF THE PLAN

        3.1    Committee.

          3.1.1    Powers and Authorities.

        The Committee shall administer the Plan and shall have such powers and authorities related to the administration of the Plan as are consistent with the Company's certificate of incorporation and bylaws and Applicable Laws. Without limiting the generality of the foregoing, the Committee shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award, or any Award Agreement and shall have full power and authority to take all such other actions and to make all such other determinations not inconsistent with the specific terms and provisions of the Plan which the Committee deems to be necessary or appropriate to the administration of the Plan, any Award, or any Award Agreement. All such actions and determinations shall be made by (a) the affirmative vote of a majority of the members of the Committee present at a meeting at which a quorum is present, or (b) the unanimous consent of the members of the Committee executed in writing or evidenced by electronic transmission in accordance with the Company's certificate of incorporation and bylaws and Applicable Laws. Unless otherwise expressly determined by the Board, the Committee shall have the authority to interpret and construe all provisions of the Plan, any Award, and any Award Agreement, and any such interpretation or construction, and any other determination contemplated to be made under the Plan or any Award Agreement, by the Committee shall be final, binding, and conclusive on all Persons, whether or not expressly provided for in any provision of the Plan, such Award, or such Award Agreement.

        In the event that the Plan, any Award, or any Award Agreement provides for any action to be taken by the Board or any determination to be made by the Board, such action may be taken or such determination may be made by the Committee constituted in accordance with this Section 3.1 if the Board has delegated the power and authority to do so to such Committee.

          3.1.2    Composition of the Committee.

        The Committee shall be a committee composed of not fewer than two (2) directors of the Company designated by the Board to administer the Plan. Each member of the Committee shall be (a) a Non-Employee Director, (b) an Outside Director, and (c) an independent director in accordance with the rules of any Stock Exchange on which the Stock is listed; provided that any action taken by the Committee shall be valid and effective whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 3.1.2 or otherwise provided in any charter of the Committee. Without limiting the generality of the foregoing, the Committee may be the Compensation Committee of the Board or a subcommittee thereof if the Compensation Committee of the Board or such subcommittee satisfies the foregoing requirements.

        3.2    Board.

        The Board, from time to time, may exercise any or all of the powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 and other applicable provisions of the Plan, as the Board shall determine, consistent with the Company's certificate of incorporation and bylaws and Applicable Laws.

        3.3    Terms of Awards.

          3.3.1    Committee Authority.

        Subject to the other terms and conditions of the Plan, the Committee shall have full and final authority to:

          (a)   designate Grantees;

          (b)   determine the type or types of Awards to be made to a Grantee;

          (c)   determine the number of shares of Stock to be subject to an Award or to which an Award relates;

          (d)   establish the terms and conditions of each Award (including the Option Price, the SAR Price, and the purchase price for applicable Awards; the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto; the treatment of an Award in the event of a Change in Control (subject to applicable agreements);

          (e)   prescribe the form of each Award Agreement evidencing an Award;

          (f)    subject to the limitation on repricing in Section 3.4, amend, modify, or supplement the terms of any outstanding Award, which authority shall include the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make Awards or to modify outstanding Awards made to eligible natural Persons who are foreign nationals or are natural Persons who are employed outside the United States to reflect differences in local law, tax policy, or custom; provided that, notwithstanding the foregoing, no amendment, modification, or supplement of the terms of any outstanding Award shall, without the consent of the Grantee thereof, impair such Grantee's rights under such Award; and

          (g)   make Substitute Awards.

          3.3.2    Forfeiture; Recoupment.

        The Committee may reserve the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee with respect to an Award thereunder on account of actions taken by, or failed to be taken by, such Grantee in violation or breach of, or in conflict with, any (a) employment agreement, (b) non-competition agreement, (c) agreement prohibiting solicitation of Employees or clients of the Company or an Affiliate, (d) confidentiality obligation with respect to the Company or an Affiliate, (e) Company or Affiliate policy or procedure, (f) other agreement, or (g) other obligation of such Grantee to the Company or an Affiliate, as and to the extent specified in such Award Agreement.

        Any Award granted pursuant to the Plan shall be subject to mandatory repayment by the Grantee to the Company (x) to the extent set forth in this Plan or an Award Agreement or (y) to the extent the Grantee is, or in the future becomes, subject to (1) any Company or Affiliate "clawback" or recoupment policy that is adopted to comply with the requirements of any Applicable Laws, or (2) any Applicable Laws which impose mandatory recoupment, under circumstances set forth in such Applicable Laws.

        3.4    No Repricing Without Stockholder Approval.

        Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, shares of Stock, other securities, or other property), stock split, extraordinary dividend, recapitalization, Change in Control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Stock, or other securities or similar transaction), the Company may not: (a) amend the terms of outstanding Options or SARs to reduce the Option Price or SAR Price, as applicable, of such outstanding Options or SARs; (b) cancel outstanding Options or SARs in exchange for or substitution of Options or SARs with an Option Price or SAR Price, as applicable, that is less than the Option Price or SAR Price, as applicable, of the original Options or SARs; or (c) cancel outstanding Options or SARs with an Option Price or SAR Price, as applicable, above the current Fair Market Value in exchange for cash or other securities, in each case, unless such action (i) is subject to and approved by the Company's stockholders or (ii) would not be deemed to be a repricing under the rules of any Stock Exchange or Securities Market on which the Common Stock is listed or publicly traded.

        3.5    Deferral Arrangement.

        The Committee may permit or require the deferral of any payment pursuant to any Award into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalent rights and, in connection therewith, , provisions for converting such credits into deferred stock units and for restricting deferrals to comply with hardship distribution rules affecting tax-qualified retirement plans subject to Code Section 401(k)(2)(B)(IV); provided that no dividend equivalent rights may be granted in connection with, or related to, an Award of Options or SARs. Any such deferrals shall be made in a manner that complies with Code Section 409A, including, if applicable, with respect to when a Separation from Service occurs.

        3.6    Registration; Share Certificates.

        Notwithstanding any provision of the Plan to the contrary, the ownership of the shares of Stock issued under the Plan may be evidenced in such a manner as the Committee, in its sole discretion, deems appropriate, including by book-entry or direct registration (including transaction advices) or the issuance of one or more share certificates.

4.  STOCK SUBJECT TO THE PLAN

        4.1    Number of Shares of Stock Available for Awards.

        Subject to adjustment pursuant to Article 14, the maximum number of shares of Stock reserved for issuance under the Plan shall be five-hundred thousand (500,000) shares of Stock (the "Share Limit"). ~~The shares of Stock available for issuance under the Plan will be reserved for issuance from the Tesaro, Inc. 2012 Omnibus Incentive Plan.~~ Such shares of Stock may be authorized and unissued shares of Stock, treasury shares of Stock, or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee. Any of the shares of Stock reserved and available for issuance under the Plan may be used for any type of Award under the Plan.

        4.2    Share Usage.

          (a)   Shares of Stock covered by an Award shall be counted as used as of the Grant Date for purposes of calculating the number of shares of Stock available for issuance under Section 4.1.

          (b)   Any shares of Stock that are subject to Awards, including shares of Stock acquired through dividend reinvestment pursuant to Article 10, will be counted against the Share Limit set forth in Section 4.1 as one (1) share of Stock for every one (1) share of Stock subject to an Award. The number of shares of Stock subject to an Award of SARs will be counted against the Share Limit set forth in Section 4.1 as one (1) share of Stock for every one (1) share of Stock subject to such Award regardless of the number of shares of Stock actually issued to settle such SARs upon the exercise of the SARs.

          (c)   If any shares of Stock covered by an Award are not purchased or are forfeited or expire or if an Award otherwise terminates without delivery of any Stock subject thereto or is settled in cash in lieu of shares, then the number of shares of Stock counted against the Share Limit with respect to such Award shall, to the extent of any such forfeiture, termination, expiration, or settlement, again be available for making Awards under the Plan.

          (d)   The number of shares of Stock available for issuance under the Plan will not be increased by the number of shares of Stock (i) tendered, withheld, or subject to an Award granted under the Plan surrendered in connection with the purchase of shares of Stock upon exercise of an Option, (ii) that were not issued upon the net settlement or net exercise of a Stock-settled SAR granted under the Plan, (iii) deducted or delivered from payment of an Award granted under the Plan in connection with the Company's tax withholding obligations as provided in Section 15.3, or (iv) purchased by the Company with proceeds from Option exercises.

5.  TERM; AMENDMENT AND TERMINATION

        5.1    Term.

        The Plan shall become effective as of the Effective Date. The Plan shall terminate on the first to occur of (a) the tenth (10th) anniversary of the Effective Date, (b) the date determined in accordance with Section 5.2, and (c) the date determined in accordance with Section 14.3. Upon such termination of the Plan, all outstanding Awards shall continue to have full force and effect in accordance with the provisions of the terminated Plan and the applicable Award Agreement (or other documents evidencing such Awards).

        5.2    Amendment, Suspension, and Termination.

        The Board may, at any time and from time to time, amend, suspend, or terminate the Plan; provided that, with respect to Awards theretofore granted under the Plan, no amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair the rights or obligations under any such Award. The effectiveness of any amendment to the Plan shall be contingent on approval of such amendment by the Company's stockholders to the extent provided by the Board or required by Applicable Laws. No amendment will be made to the no-repricing provisions of Section 3.4 or the Option Price or SAR Price provisions of Section 8.1 or Section 9.1, respectively, without the approval of the Company's stockholders.

6.  AWARD ELIGIBILITY AND LIMITATIONS

        6.1    Eligible Grantees.

        Subject to this Article 6, Awards may be made under the Plan to any Non-Employee Director, as the Committee shall determine and designate from time to time.

        6.2    Limits.

        The maximum number of shares of Stock subject to Awards granted in a calendar year to any Non-Employee Director of the Company is fifty thousand (50,000) shares of Stock.

        6.3    Stand-Alone, Additional, Tandem, and Substitute Awards.

        Subject to Section 3.4, Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, (a) any other Award, (b) any award granted under another plan of the Company, an Affiliate, or any business entity that has been a party to a transaction with the Company or an Affiliate, or (c) any other right of a Grantee to receive payment from the Company or an Affiliate. Such additional, tandem, exchange, or Substitute Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, or for an award granted under another plan of the Company, an Affiliate, or any business entity that has been a party to a transaction with the Company or an Affiliate, the Committee shall require the surrender of such other Award or award under such other plan in consideration for the grant of such exchange or Substitute Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash payments under other plans of the Company or an Affiliate. Notwithstanding Section 8.1 and Section 9.1, but subject to Section 3.4, the Option Price of an Option or the SAR Price of a SAR that is a Substitute Award may be less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the original Grant Date; provided that such Option Price or SAR Price is determined consistent with Code Section 409A for any Option or SAR.

7.  AWARD AGREEMENT

        Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, which shall be in such form or forms as the Committee shall from time to time determine. Award Agreements utilized under the Plan from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. In the event of any inconsistency between the Plan and an Award Agreement, the provisions of the Plan shall control.

8.  TERMS AND CONDITIONS OF OPTIONS

        8.1    Option Price.

        The Option Price of each Option shall be fixed by the Committee and stated in the Award Agreement evidencing such Option. Except in the case of Substitute Awards, the Option Price of each Option shall be at least the Fair Market Value of one (1) share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of one (1) share of Stock.

        8.2    Vesting and Exercisability.

        Subject to Sections 8.3 and 14.3, each Option granted under the Plan shall become vested and/or exercisable at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement, in another agreement with the Grantee, or otherwise in writing.

        8.3    Term.

        Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, on the tenth (10th) anniversary of the Grant Date of such Option, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such Option; provided that, to the extent deemed necessary or appropriate by the Committee to reflect differences in local law, tax policy, or custom with respect to any Option granted to a Grantee who is a foreign national or is a natural Person who is employed outside the United States, such Option may terminate, and all rights to purchase shares of Stock thereunder may cease, upon the expiration of a period longer than ten (10) years from the Grant Date of such Option as the Committee shall determine.

        8.4    Termination of Service.

        Each Award Agreement with respect to the grant of an Option shall set forth the extent to which the Grantee thereof, if at all, shall have the right to exercise such Option following termination of such Grantee's Service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

        8.5    Limitations on Exercise of Option.

        Notwithstanding any provision of the Plan to the contrary, in no event may any Option be exercised, in whole or in part, after the occurrence of an event referred to in Article 14 which results in the termination of such Option.

        8.6    Method of Exercise.

        Subject to the terms of Article 12 and Section 15.3, an Option that is exercisable may be exercised by the Grantee's delivery to the Company or its designee or agent of notice of exercise on any business day, at the Company's principal office or the office of such designee or agent, on the form specified by the Company and in accordance with any additional procedures specified by the Committee. Such notice shall specify the number of shares of Stock with respect to which such Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares of Stock for which such Option is being exercised, plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to the exercise of such Option.

        8.7    Rights of Holders of Options.

        Unless otherwise stated in the applicable Award Agreement, a Grantee or other Person holding or exercising an Option shall have none of the rights of a stockholder of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock subject to such Option, to direct the voting of the shares of Stock subject to such Option, or to receive notice of any meeting of the Company's stockholders) until the shares of Stock subject thereto are fully paid and issued to such Grantee or other Person. Except as provided in Article 14, no adjustment shall be made for dividends, distributions, or other rights with respect to any shares of Stock subject to an Option for which the record date is prior to the date of issuance of such shares of Stock.

        8.8    Delivery of Stock.

        Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price with respect thereto, such Grantee shall be entitled to receive such evidence of such Grantee's ownership of the shares of Stock subject to such Option as shall be consistent with Section 3.6.

        8.9    Transferability of Options.

        Except as provided in Section 8.10, during the lifetime of a Grantee of an Option, only such Grantee (or, in the event of such Grantee's legal incapacity or incompetency, such Grantee's guardian or legal representative) may exercise such Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

        8.10    Family Transfers.

        If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of an Option to any Family Member. For the purpose of this Section 8.10, a transfer "not for value" is a transfer which is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights, or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to such transfer. Subsequent transfers of transferred Options shall be prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The provisions of Section 8.4 relating to termination of Service shall continue to be applied with respect to the original Grantee of the Option, following which such Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

9.  TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

        9.1    Right to Payment and SAR Price.

        A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (a) the Fair Market Value of one (1) share of Stock on the date of exercise, over (b) the SAR Price as determined by the Committee. The Award Agreement for a SAR shall specify the SAR Price, which shall be no less than the Fair Market Value of one (1) share of Stock on the Grant Date of such SAR. SARs may be granted in tandem with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in combination with all or any part of any other Award, or without regard to any Option or other Award; provided that a SAR that is granted in tandem with all or part of an Option will have the same term, and expire at the same time, as the related Option; provided, further, that a SAR that is granted subsequent to the Grant Date of a related Option must have a SAR Price that is no less than the Fair Market Value of one (1) share of Stock on the Grant Date of such SAR.

        9.2    Other Terms.

        The Committee shall determine, on the Grant Date or thereafter, the time or times at which, and the circumstances under which, a SAR may be exercised in whole or in part (including based on achievement of future Service requirements); the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions; the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which shares of Stock shall be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be granted in tandem or in combination with any other Award; and any and all other terms and conditions of any SAR.

        9.3    Term.

        Each SAR granted under the Plan shall terminate, and all rights thereunder shall cease, on the tenth (10th) anniversary of the Grant Date of such SAR or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such SAR.

        9.4    Rights of Holders of SARs.

        Unless otherwise stated in the applicable Award Agreement, a Grantee or other Person holding or exercising a SAR shall have none of the rights of a stockholder of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock underlying such SAR, to direct the voting of the shares of Stock underlying such SAR, or to receive notice of any meeting of the Company's stockholders) until the shares of Stock underlying such SAR, if any, are issued to such Grantee or other Person. Except as provided in Article 14, no adjustment shall be made for dividends, distributions, or other rights with respect to any shares of Stock underlying a SAR for which the record date is prior to the date of issuance of such shares of Stock, if any.

        9.5    Transferability of SARs.

        Except as provided in Section 9.6, during the lifetime of a Grantee of a SAR, only the Grantee (or, in the event of such Grantee's legal incapacity or incompetency, such Grantee's guardian or legal representative) may exercise such SAR. Except as provided in Section 9.6, no SAR shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

        9.6    Family Transfers.

        If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of a SAR to any Family Member. For the purpose of this Section 9.6, a transfer "not for value" is a transfer which is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights, or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity. Following a transfer under this Section 9.6, any such SAR shall continue to be subject to the same terms and conditions as were in effect immediately prior to such transfer. Subsequent transfers of transferred SARs shall be prohibited except to Family Members of the original Grantee in accordance with this Section 9.6 or by will or the laws of descent and distribution.

10.  TERMS AND CONDITIONS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS

        10.1    Grant of Restricted Stock and Restricted Stock Units.

        Awards of Restricted Stock and Restricted Stock Units may be made for consideration or for no consideration, other than the par value of the shares of Stock, which shall be deemed paid by past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate.

        10.2    Restrictions.

        At the time a grant of Restricted Stock or Restricted Stock Units is made, the Committee may, in its sole discretion, (a) establish a Restricted Period applicable to such Restricted Stock or Restricted Stock Units and (b) prescribe restrictions in addition to or other than the expiration of the Restricted Period. Awards of Restricted Stock and Restricted Stock Units may not be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Awards.

        10.3    Registration; Restricted Stock Certificates.

        Pursuant to Section 3.6, to the extent that ownership of Restricted Stock is evidenced by a book-entry registration or direct registration (including transaction advices), such registration shall be notated to evidence the restrictions imposed on such Award of Restricted Stock under the Plan and the applicable Award Agreement. Subject to Section 3.6 and the immediately following sentence, the Company may issue, in the name of each Grantee to whom Restricted Stock has been granted, certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date of such Restricted Stock. The Committee may provide in an Award Agreement with respect to an Award of Restricted Stock that either (a) the Secretary of the Company shall hold such certificates for such Grantee's benefit until such time as such shares of Restricted Stock are forfeited to the Company or the restrictions applicable thereto lapse and such Grantee shall deliver a stock power to the Company with respect to each certificate, or (b) such certificates shall be delivered to such Grantee, provided that such certificates shall bear legends that comply with Applicable Laws and make appropriate reference to the restrictions imposed on such Award of Restricted Stock under the Plan and such Award Agreement.

        10.4    Rights of Holders of Restricted Stock.

        Unless the Committee provides otherwise in an Award Agreement and subject to the restrictions set forth in the Plan, any applicable Company program, and the applicable Award Agreement, holders of Restricted Stock shall have the right to vote such shares of Restricted Stock and the right to receive any dividend payments or distributions declared or paid with respect to such shares of Restricted Stock. The Committee may provide in an Award Agreement evidencing a grant of Restricted Stock that (a) any cash dividend payments or distributions paid on Restricted Stock shall be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions as applicable to such underlying shares of Restricted Stock or (b) any dividend payments or distributions declared or paid on shares of Restricted Stock shall only be made or paid upon satisfaction of the vesting conditions and restrictions applicable to such shares of Restricted Stock. All stock dividend payments or distributions, if any, received by a Grantee with respect to shares of Restricted Stock as a result of any stock split, stock dividend, combination of stock, or other similar transaction shall be subject to the same vesting conditions and restrictions as applicable to such underlying shares of Restricted Stock.

        10.5    Rights of Holders of Restricted Stock Units ..

          10.5.1    Voting and Dividend Rights.

        Holders of Restricted Stock Units shall have no rights as stockholders of the Company (for example, the right to receive dividend payments or distributions attributable to the shares of Stock underlying such Restricted Stock Units, to direct the voting of the shares of Stock underlying such Restricted Stock Units, or to receive notice of any meeting of the Company's stockholders).

          10.5.2    Creditor's Rights.

        A holder of Restricted Stock Units shall have no rights other than those of a general unsecured creditor of the Company. Restricted Stock Units represent unfunded and unsecured obligations of the Company, subject to the terms and conditions of the applicable Award Agreement.

        10.6    Termination of Service.

        Unless the Committee provides otherwise in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, but prior to termination of Grantee's Service, upon the termination of such Grantee's Service, any Restricted Stock or Restricted Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of such Restricted Stock or Restricted Stock Units, the Grantee thereof shall have no further rights with respect thereto, including any right to vote such Restricted Stock or any right to receive dividends or dividend equivalent rights, as applicable with respect to such Restricted Stock or Restricted Stock Units.

        10.7    Purchase of Restricted Stock and Shares of Stock Subject to Restricted Stock Units.

        The Grantee of an Award of Restricted Stock or vested Restricted Stock Units shall be required, to the extent required by Applicable Laws, to purchase such Restricted Stock or the shares of Stock subject to such vested Restricted Stock Units from the Company at a purchase price equal to the greater of (x) the aggregate par value of the shares of Stock represented by such Restricted Stock or such vested Restricted Stock Units or (y) the purchase price, if any, specified in the Award Agreement relating to such Restricted Stock or such vested Restricted Stock Units. Such purchase price shall be payable in a form provided in Article 12 or, in the sole discretion of the Committee, in consideration for Service rendered or to be rendered by the Grantee to the Company or an Affiliate.

        10.8    Delivery of Shares of Stock.

        Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Committee, including, without limitation, any delayed delivery period, the restrictions applicable to Restricted Stock or Restricted Stock Units settled in shares of Stock shall lapse, and, unless otherwise provided in the applicable Award Agreement, a book-entry or direct registration (including transaction advices) or a certificate evidencing ownership of such shares of Stock shall, consistent with Section 3.6, be issued, free of all such restrictions, to the Grantee thereof or such Grantee's beneficiary or estate, as the case may be. Neither the Grantee, nor the Grantee's beneficiary or estate, shall have any further rights with regard to a Restricted Stock Unit once the shares of Stock represented by such Restricted Stock Unit have been delivered in accordance with this Section 10.8.

11.  TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS

        11.1    Unrestricted Stock Awards.

        The Committee may, in its sole discretion, grant (or sell at the par value of a share of Stock or at such other higher purchase price as shall be determined by the Committee) an Award to any Grantee pursuant to which such Grantee may receive shares of Unrestricted Stock under the Plan. Awards of Unrestricted Stock may be granted or sold to any Grantee as provided in the immediately preceding sentence in respect of Service rendered or, if so provided in the related Award Agreement or a separate agreement, to be rendered by the Grantee to the Company or an Affiliate or other valid consideration, in lieu of or in addition to any cash compensation due to such Grantee.

12.  FORMS OF PAYMENT

        12.1    General Rule.

        Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Stock and/or vested Restricted Stock Units shall be made in cash or in cash equivalents acceptable to the Company.

        12.2    Surrender of Shares of Stock.

        To the extent that the applicable Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Stock and/or vested Restricted Stock Units may be made all or in part through the tender or attestation to the Company of shares of Stock, which shall be valued, for purposes of determining the extent to which such Option Price or purchase price has been paid thereby, at their Fair Market Value on the date of such tender or attestation.

        12.3    Cashless Exercise.

        To the extent permitted by Applicable Laws and to the extent the Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Committee) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the proceeds of such sale to the Company in payment of such Option Price and/or any withholding taxes described in Section 15.3.

        12.4    Other Forms of Payment.

        To the extent that the applicable Award Agreement so provides and/or unless otherwise specified in an Award Agreement, payment of the Option Price for shares of Stock purchased pursuant to exercise of an Option or the purchase price, if any, for Restricted Stock and/or vested Restricted Stock Units may be made in any other form that is consistent with Applicable Laws, including (a) with respect to Restricted Stock and/or vested Restricted Stock Units, Service rendered or to be rendered by the Grantee thereof to the Company or an Affiliate and (b) with the consent of the Company, by withholding the number of shares of Stock that would otherwise vest or be issuable in an amount equal in value to the Option Price or purchase price and/or the required tax withholding amount.

13.  REQUIREMENTS OF LAW

        13.1    General.

        The Company shall not be required to offer, sell, or issue any shares of Stock under any Award, whether pursuant to the exercise of an Option, a SAR, or otherwise, if the offer, sale, or issuance of such shares of Stock would constitute a violation by the Grantee, the Company, an Affiliate, or any other Person of any provision of the Company's certificate of incorporation or bylaws or of Applicable Laws, including any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration, or qualification of any shares of Stock subject to an Award upon any Stock Exchange or Securities Market or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the offering, sale, issuance, or purchase of shares of Stock in connection with any Award, no shares of Stock may be offered, sold, or issued to the Grantee or any other Person under such Award, whether pursuant to the exercise of an Option, a SAR, or otherwise, unless such listing, registration, or qualification shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of such Award. Without limiting the generality of the foregoing, upon the exercise of any Option or any SAR that may be settled in shares of Stock or the delivery of any shares of Stock underlying an Award, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock subject to such Award, the Company shall not be required to offer, sell, or issue such shares of Stock unless the Committee shall have received evidence satisfactory to it that the Grantee or any other Person exercising such Option or SAR or accepting delivery of such shares may acquire such shares of Stock pursuant to an exemption from registration under the Securities Act. Any determination by the Committee in connection with the foregoing shall be final, binding, and conclusive. The Company may register, but shall in no event be obligated to register, any shares of Stock or other securities issuable pursuant to the Plan pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or a SAR or the issuance of shares of Stock or other securities issuable pursuant to the Plan or any Award to comply with any Applicable Laws. As to any jurisdiction that expressly imposes the requirement that an Option or SAR that may be settled in shares of Stock shall not be exercisable until the shares of Stock subject to such Option or SAR are registered under the securities laws thereof or are exempt from such registration, the exercise of such Option or SAR under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

        13.2    Rule 16b-3.

        During any time when the Company has any class of common equity securities registered under Section 12 of the Exchange Act, it is the intention of the Company that Awards pursuant to the Plan and the exercise of Options and SARs granted hereunder that would otherwise be subject to Section 16(b) of the Exchange Act shall qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Committee does not comply with the requirements of such Rule 16b-3, such provision or action shall be deemed inoperative with respect to such Awards to the extent permitted by Applicable Laws and deemed advisable by the Committee and shall not affect the validity of the Plan. In the event that such Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify the Plan in any respect necessary or advisable in its judgment to satisfy the requirements of, or to permit the Company to avail itself of the benefits of, the revised exemption or its replacement.

14.  EFFECT OF CHANGES IN CAPITALIZATION

        14.1    Changes in Stock.

        If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number of shares or kind of Capital Stock or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of stock, exchange of stock, stock dividend or other distribution payable in capital stock, or other increase or decrease in shares of Stock effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares of Capital Stock for which grants of Options and other Awards may be made under the Plan, including the Share Limit set forth in Section 4.1, shall be adjusted proportionately and accordingly by the Committee. In addition, the number and kind of shares of Capital Stock for which Awards are outstanding shall be adjusted proportionately and accordingly by the Committee so that the proportionate interest of the Grantee therein immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Price payable with respect to shares that are subject to the unexercised portion of such outstanding Options or SARs, as applicable, but shall include a corresponding proportionate adjustment in the per share Option Price or SAR Price, as the case may be. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company's stockholders of securities of any other entity or other assets (including an extraordinary dividend, but excluding a non-extraordinary dividend, declared and paid by the Company) without receipt of consideration by the Company, the Board or the Committee constituted pursuant to Section 3.1.2 shall, in such manner as the Board or the Committee deems appropriate, adjust (a) the number and kind of shares of Capital Stock subject to outstanding Awards and/or (b) the aggregate and per share Option Price of outstanding Options and the aggregate and per share SAR Price of outstanding SARs as required to reflect such distribution.

  14.2
  Reorganization in Which the Company Is the Surviving Entity Which Does not Constitute a Change in Control.

        Subject to Section 14.3, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Change in Control, any Award theretofore granted pursuant to the Plan shall pertain to and apply to the Capital Stock to which a holder of the number of shares of Stock subject to such Award would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the per share Option Price or SAR Price of any outstanding Option or SAR so that the aggregate Option Price or SAR Price thereafter shall be the same as the aggregate Option Price or SAR Price of the shares of Stock remaining subject to the Option or SAR as in effect immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement, in another agreement with the Grantee, or as otherwise set forth in writing, any restrictions applicable to such Award shall apply as well to any replacement shares of Capital Stock subject to such Award, or received by the Grantee, as a result of such reorganization, merger, or consolidation.

        14.3    Change in Control in which Awards are not Assumed.

        Except as otherwise provided in the applicable Award Agreement, in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Awards are not being assumed or continued, the following provisions shall apply to such Award, to the extent not assumed or continued:

          (a)   Immediately prior to the occurrence of such Change in Control, in each case, all outstanding shares of Restricted Stock and all Restricted Stock Units shall be deemed to have vested, and all shares of Stock and/or cash subject to such Awards shall be delivered; and either of the following two (2) actions shall be taken:

              (i)  At least fifteen (15) days prior to the scheduled consummation of such Change in Control, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen (15) days. Any exercise of an Option or SAR during this fifteen (15)-day period shall be conditioned upon the consummation of the applicable Change in Control and shall be effective only immediately before the consummation thereof, and upon consummation of such Change in Control, the Plan and all outstanding but unexercised Options and SARs shall terminate, with or without consideration (including, without limitation, consideration in accordance with clause (ii) below) as determined by the Committee in its sole discretion. The Committee shall send notice of an event that shall result in such a termination to all Persons who hold Options and SARs not later than the time at which the Company gives notice thereof to its stockholders.

      or

             (ii)  The Committee may elect, in its sole discretion, to cancel any outstanding Awards of Options, SARs, Restricted Stock and/or Restricted Stock Units and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or Capital Stock having a value (as determined by the Committee acting in good faith), in the case of Restricted Stock and Restricted Stock Units, equal to the formula or fixed price per share paid to holders of shares of Stock pursuant to such Change in Control and, in the case of Options or SARs, equal to the product of the number of shares of Stock subject to such Options or SARs multiplied by the amount, if any, by which (x) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (y) the Option Price or SAR Price applicable to such Options or SARs.

        14.4    Change in Control in which Awards are Assumed.

        Except as otherwise provided in the applicable Award Agreement, in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Awards are being assumed or continued, the following provisions shall apply to such Award, to the extent assumed or continued:

        The Plan and the Options, SARs, Restricted Stock, and Restricted Stock Units granted under the Plan shall continue in the manner and under the terms so provided in the event of any Change in Control to the extent that provision is made in writing in connection with such Change in Control for the assumption or continuation of such Options, SARs, Restricted Stock, and Restricted Stock Units, or for the substitution for such Options, SARs, Restricted Stock, and Restricted Stock Units of new stock options, stock appreciation rights, restricted stock, and restricted stock units, relating to the Capital Stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and exercise prices of options and stock appreciation rights.

        14.5    Adjustments.

        Adjustments under this Article 14 related to shares of Stock or other Capital Stock of the Company shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Committee may provide in the applicable Award Agreement as of the Grant Date, in another agreement with the Grantee, or otherwise in writing at any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those provided in Sections 14.1, 14.2, 14.3, and 14.4. This Article 14 shall not limit the Committee's ability to provide for alternative treatment of Awards outstanding under the Plan in the event of a change in control event involving the Company that is not a Change in Control.

        14.6    No Limitations on Company.

        The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets (including all or any part of the business or assets of any Subsidiary or other Affiliate) or to engage in any other transaction or activity.

15.  GENERAL PROVISIONS

        15.1    Disclaimer of Rights.

        No provision in the Plan, any Award, or any Award Agreement shall be construed (a) to confer upon any individual the right to remain in the Service of the Company or an Affiliate, (b) to interfere in any way with any contractual or other right or authority of the Company or an Affiliate either to increase or decrease the compensation or other payments to any Person at any time, or (c) to terminate any Service or other relationship between any Person and the Company or an Affiliate. In addition, notwithstanding any provision of the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, in another agreement with the Grantee, or otherwise in writing, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee thereof, so long as such Grantee continues to provide Service. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts provided herein, in the manner and under the conditions prescribed herein. The Plan and Awards shall in no way be interpreted to require the Company to transfer any amounts to a third-party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

        15.2    Nonexclusivity of the Plan.

        Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board or the Committee to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board or the Committee in their discretion determine desirable.

        15.3    Withholding Taxes.

        The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by Applicable Laws to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to any other Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay in cash to the Company or an Affiliate, as the case may be, any amount that the Company or such Affiliate may reasonably determine to be necessary to satisfy such withholding obligation; provided that if there is a same-day sale of shares of Stock subject to an Award, the Grantee shall pay such withholding obligation on the day on which such same-day sale is completed. Subject to the prior approval of the

Company or an Affiliate, which may be withheld by the Company or such Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such withholding obligation, in whole or in part, (a) by causing the Company or such Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (b) by delivering to the Company or such Affiliate shares of Common Stock already owned by the Grantee. The shares of Common Stock so withheld or delivered shall have an aggregate Fair Market Value equal to such withholding obligation. The Fair Market Value of the shares of Common Stock used to satisfy such withholding obligation shall be determined by the Company or such Affiliate as of the date on which the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 15.3 may satisfy such Grantee's withholding obligation only with shares of Common Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements. The maximum number of shares of Stock that may be withheld from any Award to satisfy any federal, state, or local tax withholding requirements upon the exercise, vesting, or lapse of restrictions applicable to any Award or payment of shares of Stock pursuant to such Award, as applicable, may not exceed such number of shares of Stock having a Fair Market Value equal to the minimum statutory amount required by the Company or the applicable Affiliate to be withheld and paid to any such federal, state, or local taxing authority with respect to such exercise, vesting, lapse of restrictions, or payment of shares of Stock.

        15.4    Captions.

        The use of captions in the Plan or any Award Agreement is for convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

        15.5    Construction.

        Unless the context otherwise requires, all references in the Plan to "including" shall mean "including without limitation."

        15.6    Other Provisions.

        Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.

        15.7    Number and Gender.

        With respect to words used in the Plan, the singular form shall include the plural form, and the masculine gender shall include the feminine gender, as the context requires.

        15.8    Severability.

        If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

        15.9    Governing Law.

        The validity and construction of the Plan and the instruments evidencing the Awards hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

        15.10    Section 409A of the Code.

        The Plan is intended to comply with Code Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan will be interpreted and administered to be in compliance with Code Section 409A. Any payments described in the Plan that are due within the

Short-Term Deferral Period will not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding any provision of the Plan to the contrary, to the extent required to avoid accelerated taxation and tax penalties under Code Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6)-month period immediately following the Grantee's Separation from Service will instead be paid on the first payroll date after the six (6)-month anniversary of the Grantee's Separation from Service (or the Grantee's death, if earlier).

        Furthermore, notwithstanding anything in the Plan to the contrary, in the case of an Award that is characterized as deferred compensation under Code Section 409A, and pursuant to which settlement and delivery of the cash or shares of Stock subject to the Award is triggered based on a Change in Control, in no event will a Change in Control be deemed to have occurred for purposes of such settlement and delivery of cash or shares of Stock if the transaction is not also a "change in the ownership or effective control of" the Company or "a change in the ownership of a substantial portion of the assets of" the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). If an Award characterized as deferred compensation under Code Section 409A is not settled and delivered on account of the provision of the preceding sentence, the settlement and delivery shall occur on the next succeeding settlement and delivery triggering event that is a permissible triggering event under Code Section 409A. No provision of this paragraph shall in any way affect the determination of a Change in Control for purposes of vesting in an Award that is characterized as deferred compensation under Code Section 409A.

        Notwithstanding the foregoing, neither the Company nor the Committee will have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Code Section 409A, and neither the Company or an Affiliate nor the Board or the Committee will have any liability to any Grantee for such tax or penalty.

        15.11    Limitation on Liability.

        No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award, or any Award Agreement. Notwithstanding any provision of the Plan to the contrary, neither the Company, an Affiliate, the Board, the Committee, nor any person acting on behalf of the Company, an Affiliate, the Board, or the Committee will be liable to any Grantee or to the estate or beneficiary of any Grantee or to any other holder of an Award under the Plan by reason of any acceleration of income, or any additional tax (including any interest and penalties), asserted by reason of the failure of an Award to satisfy the requirements of Code Section 422 or Code Section 409A or by reason of Code Section 4999, or otherwise asserted with respect to the Award; provided, that this Section 15.11 shall not affect any of the rights or obligations set forth in an applicable agreement between the Grantee and the Company or an Affiliate.

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VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. TESARO, INC. 1000 WINTER STREET ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. SUITE #3300 WALTHAM, MA 02451-1230 VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For Withhold For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the AllAll The Board of Directors recommends you vote FOR the following: nominee(s) on the line below. 0 0 0 1. Election of Directors Nominees 1a Leon O. Moulder, Jr. 1f Earl M. Collier, Jr. 1b Mary Lynne Hedley, Ph.D 1g Garry A. Nicholson 1c David M. Mott 1h Arnold L. Oronsky, Ph.D 1d 1i Lawrence M. Alleva Kavita Patel, M.D. 1e James O. Armitage, M.D. 1j Beth Seidenberg, M.D. The Board of Directors recommends you vote FOR the following proposal: 2. To approve, by non-binding vote, the Company's executive compensation. For 0 2 years 0 For 0 0 Against 0 3 years 0 Against 0 0 Abstain 0 Abstain 0 Abstain 0 0 The Board of Directors recommends you vote 1 YEAR on the following proposal: 3. To recommend, by non-binding vote, the frequency of future non-binding votes on executive compensation. 1 year 0 The Board of Directors recommends you vote FOR proposals 4 and 5. 4. To ratify the appointment of Ernst & Young, LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2016. 5. To approve an amendment to the 2015 Non-Employee Director Stock Incentive Plan (i) to limit the number of shares of the Company's common stock subject to awards granted in a calendar year to any non-employee director to 50,000 shares, and (ii) to affirm the 500,000 shares reserved for issuance under the plan. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000284506_1 R1.0.1.25

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement and Form 10-K are available at www.proxyvote.com. TESARO, Inc. Annual Meeting of Stockholders May 11, 2016 8:30 AM This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Leon O. Moulder, Jr. and Joseph L. Farmer, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of TESARO, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:30 AM, EDT on May 11, 2016, at The Conference Center at Waltham Woods, 860 Winter Street, Waltham, MA 02451, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. If other matters are properly brought before the meeting, this proxy will be voted in accordance with the Board of Directors' recommendations or, in the absence of such recommendations, in accordance with the judgment of the proxies. Continued and to be signed on reverse side 0000284506_2 R1.0.1.25